Filed with the Securities and Exchange Commission on September 16, 2019

Securities Act of 1933 File No. 333-141120

Investment Company Act of 1940 File No. 811-22027

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 214	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 220	☒

(Check Appropriate Box or Boxes)

FUNDVANTAGE TRUST

(Exact Name of Registrant as Specified in Charter)

301 Bellevue Parkway, Wilmington, DE 19809

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, including Area Code: (856) 528-3500

Joel L. Weiss

JW Fund Management LLC

100 Springdale Road, Suite A3-416

Cherry Hill, NJ 08003

(Name and Address of Agent for Service)

Copies to:

Joseph V. Del Raso, Esq.

Pepper Hamilton LLP

3000 Two Logan Square

Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GRYPHON INTERNATIONAL EQUITY FUND

Institutional Class      GRYIX

Investor Class

A series of FundVantage Trust

PROSPECTUS

September 16, 2019

IMPORTANT NOTE: Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary. Instead, annual and semi-annual shareholder reports will be available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge.  To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Fund, call the Fund toll-free at [PHONE NO.] or write to the Fund at Gryphon International Equity Fund, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029. Your election to receive shareholder reports in paper will apply to the Fund shares that you hold through a financial intermediary, or directly with the Fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY

GRYPHON INTERNATIONAL EQUITY FUND

Investment Objective

Gryphon International Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you purchase shares through a broker acting as an agent on behalf of its customers, you may be required to pay a commission to such broker; such commissions, if any, are not reflected in the Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Institutional Class	Investor Class
Management Fees	0.75%	0.75%
Distribution (Rule 12b-1) Fees	None	0.25%
Other Expenses[1]	1.05%	1.05%
Total Annual Fund Operating Expenses	1.80%	2.05%
Fee Waiver and/or Expense Reimbursement[2]	0.75%	0.75%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.05%	1.30%
1	Other Expenses” are based on estimated amounts for the current fiscal year.

2

Gryphon International Investment Corporation (“Gryphon International” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.05% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until September 16, 2022 unless the Board of Trustees of the Trust approves its extension or earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed for a three-year period following the date of such fee waiver and/or expense reimbursement. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Investor Class shares and Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that the Expense Limitation remains in effect until its scheduled expiration on September 16, 2022. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$107	$493
Investor Class	$132	$570

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate is only shown once the Fund has completed its first fiscal period of operations.

Summary of Principal Investment Strategies

The Fund primarily invests in common stocks of companies of any size that are economically tied to countries outside of the United States, including emerging markets and that the Adviser believes will provide growth at a reasonable price. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Fund will invest in common stocks of issuers in various regions and countries, but in no fewer than three different countries outside the United States and may invest all of its assets in foreign (non-U.S.) companies.

The Adviser uses a team-based bottom-up approach to determine individual securities for potential investment. The Adviser constructs a portfolio of companies which it believes possess the potential for long term growth and capital appreciation.

The selection process includes valuation analysis, technical, qualitative and quantitative factors as well as risk controls. The Adviser engages in fundamental analysis of a company’s financial statements and management to generate research ideas. Research is routinely generated internally using one or more of: external data, meetings with company management, site visits, industry reports, as well as information regarding competitors, suppliers and customers of portfolio and target companies. The Adviser uses established buy and sell parameters that are monitored. The Adviser monitors investments for changes in the factors above, which may trigger a decision to sell a security, but does not require such a decision. The Adviser may also consider selling a security if alternative investment ideas have been developed. The Adviser may also sell a security to meet redemptions.

The Fund may invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes.  The Fund may use derivative contracts (such as, for example, forward contracts) to implement its investment strategy.  The Fund may also use both spot and forward currency trades and other derivatives to increase or decrease its exposure to foreign interest rates and/or currency markets.  There can be no assurance that the Fund’s use of derivative contracts will work as intended.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

●	Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

●

Foreign Securities Risk: Foreign stocks may underperform U.S. stocks and may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts) may include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices; political instability and expropriation and nationalization risks.

●

Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

●

Counterparty Risk: Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

●

Currency Risk: Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

●

Cyber Security Risk: As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser and Fund may be susceptible to operational and information security risk. Cyber security failures or breaches of the Adviser or the Fund’s other service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of the Fund’s shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

●

Forward Currency Contract Risk: The Fund will enter into forward currency contracts (a type of derivative instrument), that will be utilized primarily for the facilitation of the settlement of equity trades. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying assets, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading. However, derivatives trading is subject to a number of additional risks.

●

Geographic Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in issuers located in a limited number of countries or regions. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries or regions, especially emerging market countries or regions.

●

Large-Cap Risk: Large-capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

●

Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

●

Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

●

Market Events Risk: Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

●

Sector Risk: Although the Fund may not “concentrate” (invest more than 25% of its net assets) in any industry, it may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s NAV and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and sectors.

●

Small Cap and Mid-Cap Risk: Small and medium-sized capitalization companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk.

●

Unseasoned Mutual Fund Adviser Risk. The Adviser has not previously managed a mutual fund. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts.

●	Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

Performance Information

The Fund’s performance is only shown in the Fund summary when the Fund has had a full calendar of operations.

Management of the Fund

Investment Adviser

Gryphon International Investment Corporation

Portfolio Managers

Alexander Becks has served as a portfolio manager to the Fund since its inception in 2019.

Trevor Graham has served as a portfolio manager to the Fund since its inception in 2019.

Peter Hanley has served as a portfolio manager to the Fund since its inception in 2019.

John Hwang has served as a portfolio manager to the Fund since its inception in 2019.

Lawrence McManus has served as a portfolio manager to the Fund since its inception in 2019.

Spencer Mellish has served as a portfolio manager to the Fund since its inception in 2019.

Purchase and Sale of Fund Shares

Minimum Investment Requirements

Account Type	Minimum	Investor Class	Institutional Class
Regular Accounts	Initial Investment	$5,000	$250,000
	Additional Investments	$100	$50,000
Individual Retirement Accounts	Initial Investment	$3,000	$250,000
	Additional Investments	$100	$0
Automatic Investment Plan	Initial Investment	$3,000	$250,000
	Additional Investments	$100	$0

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the “NYSE”) is open and through the means described below.

Purchase or Redemption by Mail:

Regular Mail:

Gryphon International Equity Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

Overnight Mail:

Gryphon International Equity Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

4400 Computer Drive

Westborough, MA 01581-1722

1-866-441-9656

Purchase by Wire:

Please contact Fund shareholder services (“Shareholder Services”) toll-free at 1-866-441-9656 for current wire instructions.

Redemption by Telephone:

Please call Shareholder Services toll-free at 1-866-441-9656.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and/or for related services to shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. In addition, if you purchase the Fund through a broker-dealer, you may be required to pay a commission to your broker depending on your arrangements with them.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUND’S
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation. The Fund’s investment objective may be changed without shareholder approval upon 60 days written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund’s principal investment strategies are discussed in the “Fund Summary” section. Principal investment strategies are those that the Adviser (as defined below) will use on a day-to-day basis to achieve the Fund’s investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Fund’s Adviser uses, or may use, to achieve the Fund’s objective. Additional information about these investment strategies and practices and related risks is also provided in the Fund’s Statement of Additional Information (“SAI”). The Fund may also use strategies and invest in securities that are not described in this Prospectus, but that are described in the Fund’s SAI. The investments and strategies discussed below are those that the Adviser will use under normal market conditions.

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. This 80% policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Under normal market conditions, the Fund invests primarily in the securities of companies that are economically tied to countries outside of the United States, including emerging markets. For purposes of the Fund’s investment strategy a company is considered “economically tied to countries outside of the United States” if the company: (i) has its principal securities trading market outside the U.S.; (ii) alone or on a consolidated basis derives 50% or more of annual revenue from goods produced, sales made or services performed outside the U.S.; or (iii) is organized under the laws of, and has a principal office in, a country other than the U.S.  The Fund also considers depositary receipts of issuers described in (i) and (iii) above and exchange-traded funds that invest in a country or countries other than the U.S. as being “economically tied to countries outside of the United States”. “Emerging markets ” include the markets of those countries currently considered to be an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, and all countries represented in any widely-recognized index of emerging market securities. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries.

The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”). At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by the investment adviser (generally, short-term investment grade fixed income securities) to cover borrowings.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The investment adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and may not achieve its investment objective.

The investments and strategies discussed above are those that the investment adviser will use under normal market conditions. The Fund also may use other strategies and engage in other investment practices, which are described in the Fund’s Statement of Additional Information (“SAI”).

RISKS

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund’s NAV, yield and total return. It is possible to lose money by investing in the Fund.

●

Equity Securities Risk: The Fund invests in equity securities, including common stock, preferred stock and depositary receipts. Equity securities represent ownership interests in a company. Equity securities are subject to greater fluctuations in market value than certain other asset classes due to, among other things, a company’s business performance, investor perceptions, stock market trends and general economic conditions.  An investment in equity securities has the risk of the loss of all or a substantial portion of an investment.

●

Foreign Securities Risk: Foreign (non-U.S.) securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies, due to less liquid securities and markets, and adverse economic, political, diplomatic, financial, and regulatory factors. In addition, there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, making it more difficult for an account to buy and sell securities on those exchanges. Foreign governments also may impose limits on investment and repatriation and impose taxes. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, investor accounts also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. and may involve certain risks (such as delays on payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking. Further, it is often more expensive to trade securities in foreign markets as commissions are generally higher than in the U.S., and foreign exchanges and investment professionals may be subject to less governmental regulation than in the U.S. Any of these events could cause the value of the foreign securities in which the Fund invests in to decline.

The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) directly or through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

●

Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and these issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those in developed markets. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of certain emerging market countries have expropriated substantial amounts of private property, and many claims of the property owners under such circumstances have never been fully settled. In the event of expropriation of private property, it is possible that an entire investment in an affected market could be lost. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

●

Counterparty Risk: Certain derivative contracts entered into by the Fund may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

●

Currency Risk: The Fund will invest in securities denominated in foreign currencies and in multinational currencies such as the Euro. The Fund will value its securities and other assets in U.S. dollars. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated or quoted in currencies other than the U.S. dollar. Unless hedged, currency fluctuations may have a material impact on the performance of a portfolio of non-U.S. dollar-denominated securities and such a portfolio may experience a decline or increase in value, in U.S. dollar terms, due to fluctuations in currency exchange rates.

●

Cyber Security Risk: As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser and Fund may be susceptible to operational and information security risk. Cyber security failures or breaches of the Adviser or the Fund’s other service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of the Fund’s shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

●

Forward Currency Contract Risk: The Fund will enter into forward currency contracts (a type of derivative instrument), that will be utilized primarily for the facilitation of the settlement of equity trades. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying assets, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading. However, derivatives trading is subject to a number of additional risks.

●

Geographic Concentration Risk: From time to time, the Fund may invest a substantial amount of its assets in issuers located in a limited number of countries or a region. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries or regions, especially emerging market countries or regions.

●

Large-Cap Risk: Large cap securities risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●

Leverage Risk: Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage.  The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from purchasing or selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations or possibly delaying the redemption of Fund shares. Investment by the Fund in securities of companies with smaller market capitalizations, foreign  securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector. Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally may alter or impair the Fund’s ability to pursue its investment objective or utilize certain investment strategies and techniques.

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the 1940 Act, which requires the Fund to adopt a liquidity risk management program to assess and manage its liquidity risk. Under its program, the Fund will be required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. The Fund does not expect Rule 22e-4 to have a significant effect on investment operations. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in the Fund’s investments.

●

Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques., and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

●

Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The price of equity securities will fluctuate and can decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets, and reduce the value of a portfolio investing in equities. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

●

Market Events Risk: Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. As the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Geopolitical events may expose markets to heightened volatility, have significant impact on world financial matters, and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. Such policy changes include the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” and its effect on the United Kingdom and European economies will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. These policy changes may expose markets to heightened volatility, have significant impact on world financial matters and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent that the Fund experiences high redemptions because of these governmental policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund’s performance.

●

Sector Risk: Although the Fund may not “concentrate” (invest 25% or more of its net assets) in any industry, it may focus its investments from time to time in one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s NAV and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and sectors.

●

Small-Cap and Mid-Cap Risk: In addition to large cap securities, the Fund may also invest in the securities of companies with small and medium market capitalizations. Investments in small- and mid-cap companies may be riskier than investments in larger, more established companies.  The securities of small- and mid-cap companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, small- and mid-cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term. Because small- and mid-cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

●

Unseasoned Mutual Fund Adviser Risk. The Adviser has not previously managed a mutual fund. Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

●	Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

Other Risks

In addition to the principal risks described above, the Funds may also be subject to the following risk:

●

Tax Legislation Risk: On December 22, 2017, new tax legislation was enacted which includes changes to tax rates, restrictions on miscellaneous itemized deductions, changes to the dividends received deduction, restrictions on the deductibility of interest, and changes to the taxation of the international operations of domestic businesses. Certain changes have sunset provisions, which are important to note. Because the tax legislation is recently enacted and additional guidance is forthcoming, there is uncertainty in how the newly enacted tax legislation will affect the Fund’s investments, as such impact may be adverse. Shareholders are urged and advised to consult their own tax advisor with respect to the impact of this legislation and future legislation.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI, which is available, free of charge, by calling Shareholder Services toll-free at 1-866-441-9656. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC website at www.sec.gov.

MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

The Board of Trustees of the Trust supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

Gryphon International Investment Corporation (“Gryphon International” or the “Adviser”) is a registered investment adviser located at 20 Bay Street, Suite 1905, Toronto, Ontario Canada M5J 2N8.  Gryphon International was formed in Canada in 1995, and, in addition to serving as the investment adviser to the Fund, provides portfolio management services to individuals and their related entities, pension and profit sharing plans, other pooled investment vehicles, charitable organizations, state or municipal government agencies and other businesses. As of June 30, 2019, Gryphon International had approximately $3.16 billion in assets under management. Gryphon International, subject to the general oversight of the Trust’s Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. For its services as investment adviser to the Fund, Gryphon International is entitled to receive an investment advisory fee of 0.75% of the average daily net assets of the Fund.

A discussion of the basis for the Board of Trustees’ approval of the investment management agreement between Gryphon International and the Trust, on behalf of the Fund, will be available in the Fund’s first semi-annual or annual report to shareholders after it commences investment operations.

PORTFOLIO MANAGERS

Alexander Becks.  Mr. Becks, Chairman of Gryphon International, has focused his entire career on the management of global equities and has been a portfolio manager for Gryphon International since the firm’s inception in 1995. Prior to founding Gryphon International, he held a number of senior investment management positions in Europe, Canada and the U.S.

Trevor Graham, CFA. Mr. Graham, Chief Operating Officer of Gryphon International, joined the Adviser in 2014. Prior to joining Gryphon International, Mr. Graham served as a portfolio manager for Hansberger Global Investors Ltd. where he was Senior Vice President – Research responsible for co-managing international equity portfolios.

Peter Hanley, CMA, MBA, CFA.  Mr. Hanley, Portfolio Manager, joined Gryphon International in 2009 and has over twenty years of experience in the finance and investment fields, where he has been involved in the management of EAFE, U.S. and Canadian equity portfolios.

John Hwang, CFA.  Mr. Hwang, Portfolio Manager, joined Gryphon International in 2004.  Prior to joining Gryphon International Mr. Hwang worked as a Performance Analyst at Laketon Investment Management where he assisted in the implementation of the Global Investment Performance Standards, and was also responsible for performance and attribution analysis.

Lawrence McManus, CFA.  Mr. McManus, President & Secretary of Gryphon International  has extensive experience managing global equities and has been a portfolio manager for Gryphon International since the firm’s inception in 1995. Prior to founding Gryphon International, Mr. McManus held a number of senior positions with investment management firms based in Canada.

Spencer Mellish, CFA. Mr. Mellish, Chief Financial Officer of Gryphon International joined Gryphon International in 2014. Prior to joining Gryphon International, Mr. Mellish managed non-Canadian equity investments at AGF/Highstreet Asset Management following AGF’s acquisition of Acuity Investment Management where he was Director, Global Equities; at Highstreet Asset Management Inc.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares, if any.

PRIOR PERFORMANCE OF THE INVESTMENT ADVISER

Shown below is performance information for the Adviser’s International Equity Composite (the “Composite”), a composite of all fully discretionary accounts managed by the Adviser pursuant to its EAFE equity strategy (the “Strategy”). The Composite accounts are managed with a substantially similar investment objective, investment policies, and investment strategies, as those of the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund.

The Composite returns are presented gross and net of management fees and include the reinvestment of all income, where applicable, and are presented net of custodial fees, trading expenses, administrative fees, and applicable non-reclaimable withholding taxes. The manner in which the returns of the  Composite are calculated differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different.  The Composite is not subject to the same type of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, the performance results for the Composite could have been adversely affected if the separate accounts had been regulated as an investment company. In addition, to the extent that operating expenses incurred by the separate accounts are lower than the expected operating expenses of the Fund, the performance results of the Composite would be greater than what Fund performance would have been.

Past performance is not indicative of future results. The actual return and value of an account will fluctuate and at any point in time could be worth more or less than the amount initially invested.

Average Annual Composite Return as of December 31, 2018
	1 Year	3-Year	5-Year	10-Year
Net of fees	-19.60%	1.93%	0.22%	6.79%
Gross of fees	-18.97%	2.81%	1.11%	8.71%

Year End	Composite Return (net, %)	Composite Return (gross %)	Return Benchmark (%)
2018	-19.60	-18.97	-13.79
2017	31.89	33.09	25.03
2016	-0.13	0.77	1.00
2015	3.24	4.17	-0.81
2014	-7.50	-6.67	-4.90
2013	20.71	21.80	22.78
2012	18.66	19.73	17.32
2011	-14.74	-13.97	-12.14
2010	13.98	15.01	7.75
2009	49.88	51.24	31.78
2008	-44.63	-44.13	-43.38
2007	14.82	15.85	11.17
2006	22.50	23.61	26.34
2005	8.94	9.93	13.53
2004	18.28	19.35	20.25
2003	32.94	34.14	38.58
2002	1.94	2.87	-15.94
2001	-11.73	-10.93	-21.68
2000	-7.20	-6.37	-14.17
1999	51.21	52.58	26.96

The Adviser claims compliance with the Global Investment Performance Standards (GIPS®). The Adviser’s compliance with GIPS has been independently verified for the periods from January 1, 1999 to December 31, 2018.

Verification assesses whether (1) the Adviser has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the Adviser’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The Composite has been examined for the periods January 1, 1999 to December 31, 2018. The verification and performance examination reports are available upon request from the Adviser.

The Composite consists of all discretionary, fee-paying and non-fee paying, international equity portfolios managed to the Adviser’s EAFE Strategy. The Composite was created in June 2004. The benchmark for this Composite is the MSCI EAFE Index. Benchmark returns are shown net of withholding taxes. The firm does not use leverage, derivatives (except for forward currency contracts), or short positions. In order to manage currency risk from trades, the firm may use forward currency contracts solely to match trade and settlement dates. Beginning January 1, 2015, a significant cash flow is any amount greater than 25% of the period’s beginning value and the portfolio will be temporarily removed from the composite for the month.

A “carve-out” is defined as a portion of a portfolio that is by itself representative of a distinct investment strategy. The carve-outs included in the Composite are representative of an actual segregated portfolio managed to the EAFE Strategy.  The carve-outs are discretionary and are managed in materially the same manner as other accounts in the Composite and have a risk profile that is substantially similar to that of the other accounts in the Composite.

Composite returns are presented gross and net of management fees and include the reinvestment of all income, where applicable, and are presented net of custodial fees, trading expenses, administrative fees, and applicable non-reclaimable withholding taxes. Net of fee performance was calculated using the highest fee. Reclaimable withholding taxes are recognized if and when they are received. Both US Dollar and Canadian Dollar denominated portfolios are included in the composite. The US Dollar is the currency used to express performance.

Internal dispersion is calculated using the equal-weighted standard deviation of annual gross returns of those portfolios that were included in the composite for the entire year. For years when there are fewer than six portfolios included in the composite for the full year, no dispersion measure is presented.

For periods before January 1, 2010, the Composite included the international equity segments of balanced or global portfolios. On a monthly basis, cash was allocated to the equity segment based on relative net assets as of the beginning of each month. As of  January 1, 2010, the Composite no longer includes international equity segments of balanced or global portfolios.

Net-of-fee returns are calculated using a model fee of 0.90% per annum since inception to March 31, 2018, then 0.75% per annum thereafter.

Returns will be reduced by the advisory fees and any other expenses the client may incur in the management of its account.

A list of all composite descriptions and the firm’s policies for valuing portfolios, calculating performance, and preparing compliant presentations are available upon request from the Adviser. Past performance is not indicative of future results.

SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund’s shares is based on its NAV. The Fund values its assets, based on current market values when such values are available.  The NAV per share is calculated as follows:

The Fund’s NAV per share is calculated once daily as of the close of regular trading on the NYSE (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the NYSE is open for business). The NYSE is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund’s equity securities listed on an exchange market system will generally be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value or that have been subject to a significant event occurring between the time of the last sales price and the close of the NYSE are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market- based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the NYSE, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available.

Securities listed on certain non-U.S exchanges that close at a substantially earlier time than the NYSE (such as most European or Asian exchanges) are fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include but are not limited to: (i) a substantial gap between the closing time of a non-U.S. exchange and the close of the NYSE, (ii) events impacting a single issuer, (iii) governmental actions that affect securities in one sector or country, (iv) natural disasters or armed conflict, or (v) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Share Classes

The Trust offers Investor Class shares and Institutional Class shares of the Fund. Each Class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and expected length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Investor Class shares are for individuals, corporate investors and retirement plans. Institutional Class shares are available to individuals who can meet the required investment minimum and corporations or other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others. If you purchase Institutional Class shares through a financial intermediary, you may be charged a transaction-based fee or other fee for the services of such organization.

Investor Class	Institutional Class
No initial sales charge	No initial sales charge

Higher annual expenses than Institutional Class shares due to distribution fee	Lower annual expenses than Investor Class shares due to no distribution fee

Shares representing interests in the Fund are offered on a continuous basis by the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”). Shares of the Fund do not charge any sales loads or deferred sales loads in connection with the purchase of shares. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. You can purchase Investor Class and Institutional Class shares of the Fund through certain financial intermediaries or directly through the transfer agent of the Fund, as discussed below. No share certificates are issued in connection with the purchase of Fund shares. The Fund reserves the right to waive the minimum initial investment requirement for any investor.

In the event your financial intermediary modifies or terminates its relationship with the Trust, your shares may be redeemed by the Trust unless you make arrangements to (a) transfer your Fund’s shares to another financial intermediary that is authorized to process Fund orders or (b) establish a direct account with the Trust’s transfer agent by following the instructions under “To Open An Account.” To open an account directly with the Fund, you must meet the minimum initial investment amount or, if available, exchange your shares for shares of another class in which you are eligible to invest.

In the event you modify or change your relationship with your financial intermediary through which you invest in the Funds (for instance, from an advisory relationship to a brokerage relationship) you may no longer be eligible to invest in a particular share class and your financial intermediary may exchange your shares for another share class which may be subject to higher expenses and Rule 12b-1 distribution fees.

In addition, the availability of certain classes of shares may be limited to certain intermediary platforms, which means that your eligibility to purchase a specific class of Fund shares may depend on whether your intermediary offers that class.

Certain broker-dealers may regard Institutional Class shares as “clean” shares, since they do not contain any front-end sales load, deferred sales charge, or other asset-based fees for sales or distribution.  Certain brokers may charge investor commissions or other charges on “clean” shares.

Neither the Trust nor the Adviser are responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Distribution Plan

Investor Class Shares

The Board of Trustees, on behalf of the Fund’s Investor Class shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s Investor Class assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Investor Class shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares.

Institutional Class Shares

Sales of each Fund’s Institutional Class shares are not subject to a Rule 12b-1 fee. Institutional Class shares are available to individuals who can meet the required investment minimum and corporations or other institutions such as trusts, endowments, foundations or broker dealers purchasing for the accounts of others. If you purchase Institutional Class shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

TO OPEN AN ACCOUNT

By Mail

Complete the application and mail it to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) at the address noted below, together with a check payable to the Fund. Please make sure your check is for at least $5,000 with respect to Investor Class shares ($3,000 if investing in an IRA) and at least $250,000 with respect to Institutional Class shares. Mail the application and your check to:

Regular Mail:

Gryphon International Equity Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

Overnight Mail:

Gryphon International Equity Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

4400 Computer Drive

Westborough, MA 01581-1722

1-866-441-9656

The Fund will only accept checks drawn on U.S. currency on domestic banks. The Fund will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier’s checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

While the Fund does not generally accept foreign investors, it may in instances where either (i) an intermediary makes shares of the Fund available or (ii) the transfer agent, in the case of a direct to Fund subscription, has satisfied its internal procedures with respect to the establishment of foreign investor accounts. Please contact Shareholder Services toll-free at 1-866-441-9656 for more information.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

By Wire

To make a same-day wire investment, call Shareholder Services toll-free at 1-866-441-9656 before 4:00 p.m. Eastern time for current wire instructions. An account number will be assigned to you. Please make sure your wire is for at least $5,000 with respect to Investor Class shares ($3,000 if investing in an IRA) and at least $250,000 with respect to Institutional Class shares. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day’s price per share. Your bank may charge a wire fee.

Individual Retirement Account Investments

You may invest in the Fund through the following individual retirement accounts:

●	Traditional Individual Retirement Accounts (“IRAs”)

●	Spousal IRAs

●	Roth Individual Retirement Accounts (“Roth IRAs”)

●	Simplified Employee Pension Plans (“SEP IRAs”)

Additional Information

If you have questions regarding the purchase of Fund shares, call Shareholder Services toll-free at 1-866-441-9656 before 4:00 p.m. Eastern time.

TO ADD TO AN ACCOUNT

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure that your check is payable to the Fund and that your additional investment is for at least $100 with respect to Investor Class shares.  Mail the slip and your check to:

Regular Mail:

Gryphon International Equity Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

Overnight Mail:

Gryphon International Equity Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

4400 Computer Drive

Westborough, MA 01581-1722

1-866-441-9656

By Wire

Call Shareholder Services toll-free at 1-866-441-9656 for current wire instructions. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Your bank may charge a wire fee. Please make sure your wire is for at least $100 with respect to Investor Class shares.

Automatic Investment Plan

You may open an automatic investment plan account for Investor Class shares with a $3,000 initial purchase and a $100 minimum monthly investment and for Institutional Class shares with a $250,000 initial purchase and no minimum monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Fund toll-free at 1-866-441-9656 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a monthly minimum amount of $100. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the “Automatic Investment Plan” section found on the application or contact the Fund’s transfer agent toll-free at 1-866-441-9656.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Purchase Price

Purchase orders received by the Fund’s transfer agent before the close of regular trading on the NYSE on any business day will be priced at the NAV that is determined as of the close of trading on the NYSE. Purchase orders received in good order after the close of regular trading on the NYSE will be priced as of the close of regular trading on the following business day. “Good Order” means that the purchase request is complete and includes all accurate required information. Purchase requests not in good order may be rejected.

Financial Intermediaries

You may purchase shares of the Fund through an approved financial intermediary who may charge you a commission on your purchase, may charge additional fees, and may require different minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. The financial intermediary is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order, subject to verification of receipt or other information to confirm receipt and good order as may be requested or determined necessary on behalf of the Fund. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. Customer orders are required to be priced at the Fund’s NAV next computed after the authorized financial intermediary or its authorized representatives’ receipt of the order to buy or sell. Approved financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

In the event your financial intermediary modifies or terminates its relationship with the Trust, your shares may be subject to involuntary redemption unless you make arrangements to (a) transfer your Fund shares to another financial intermediary that is authorized to process Fund orders or (b) establish a direct account with the Trust’s transfer agent by following the instructions under “To Open An Account.”

Networking and Sub-Transfer Agency Fees. The Fund may also directly enter into agreements with financial intermediaries pursuant to which it will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 distribution or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their own resources. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this Prospectus. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that may vary depending on the dollar amount of shares sold.

The amount and value of any additional cash payments may vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of its shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell the Fund’s shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

Rights Reserved by the Fund

The Fund reserves the right to:

●	reject any purchase order;

●	suspend the offering of shares;

●	vary the initial and subsequent investment minimums;

●	waive the minimum investment requirement for any investor;

●	redeem accounts with balances below the minimum after 30 days’ written notice;

●	redeem accounts if such account or account holder subjects the Fund to adverse tax or legal consequences;

●	redeem your shares in the event your financial intermediary’s relationship with the Trust is modified or terminated;

●	subject to applicable law, redeem your shares in other circumstances determined by the Board to be in the best interest of the Trust; and

●	redeem your shares if you hold your shares through a financial intermediary and you propose to transfer your shares to another financial intermediary that does not have a relationship with the Trust.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Market Timing and Frequent Trading Policy

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Fund is not designed to accommodate market timing or short-term trading. Frequent or excessive trades into or out of the Fund in an effort to anticipate changes in market prices of its investment portfolio is generally referred to as “market timing.” Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using a line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the NAV of the Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to the Fund and its shareholders, the Fund  reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Fund believes are engaging in similar trading activity that, in the judgment of the Fund or the Adviser, may be disruptive to the Fund. The Fund will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Fund’s Chief Compliance Officer (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of market timing or similar trading practices. If, in its judgment, the Fund or the Adviser detects excessive, short-term trading, the Fund may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Fund may modify its procedures from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Fund will apply its procedures in a manner that, in the Fund’s judgment, will be uniform.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts and the Shareholder’s Taxpayer Identification Number (or International Taxpayer Identification Number or other government issued identifier). If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person. If necessary, the Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to enforce the Fund’s excessive trading policies, the Fund may take certain actions, including terminating the relationship.

REDEMPTION OF SHARES

You may “redeem” or sell your shares on any day the NYSE is open, following due notice either directly through the Fund’s transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. “Good Order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receiving of your redemption request in good order, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when: (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss. The Fund generally pays redemption proceeds in cash, however, the Trust reserves the right to make a “redemption in kind” payment in portfolio securities rather than cash.

TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail:

●	Write a letter of instruction that includes: the name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

●	Include all signatures and any additional documents that may be required.

●	Mail your request to:

Regular Mail:

Gryphon International Equity Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

Overnight Mail:

Gryphon International Equity Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

4400 Computer Drive

Westborough, MA 01581-1722

1-866-441-9656

●	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days following receipt of a redemption request in good order.

●	The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

●

The Fund requires a medallion signature guarantee if the written redemption exceeds $100,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call Shareholder Services toll-free at 1-866-441-9656. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Fund and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. BNY Mellon Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Fund and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Fund reserves the right to refuse a wire redemption if it believes that it is advisable to do so. You may also have your redemption proceeds sent to your bank via ACH. BNY Mellon Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Systematic Withdrawal Plan

Once you have established an account with $10,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call Shareholder Services toll-free at 1-866-441-9656 to request a form to start the Systematic Withdrawal Plan.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent request be submitted.

Late Trading

Late trading is the practice of buying or selling Fund shares at the closing price after the Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by BNY Mellon Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the NYSE, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Such orders received after the close of regular trading of the NYSE will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the NYSE is open for trading. If the NYSE closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The NYSE is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), certain policies and fees regarding your investment in the Fund may be different than those described in this Prospectus. In the event your financial intermediary modifies or terminates its relationship with the Trust, your shares may be subject to involuntary redemption unless you make arrangements to (a) transfer your Fund shares to another financial intermediary that is authorized to process Fund orders or (b) establish a direct account with the Trust’s transfer agent by following the instructions under “To Open An Account.” Financial intermediaries and nominees may charge transaction fees, may charge you a commission on your purchase, and may set different minimum investments or limitations or procedures on buying or selling shares; however, in the event that your financial intermediary modifies or terminates its relationship with the Trust and you chose to open an account directly with the Fund, you must meet the minimum initial investment amount or, if available, exchange your shares for shares of another class in which you are eligible to invest. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. You will not be charged any additional fees by the Fund (other than those described in this Prospectus) if you purchase or redeem shares directly through the Fund.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this Prospectus. Contact your financial intermediary for specific information with respect to the financial intermediary’s policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this Prospectus.

Account Minimum

You must keep at least $3,000 worth of Investor Class and $250,000 worth of Institutional Class shares in your account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below the applicable account minimum due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds.

Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of redemption or transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the written redemption exceeds $100,000, the address of record has changed within the past 30 days, or the proceeds are to be paid to a person other than the account owner of record. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The Fund recognizes the following medallion programs: (i) Securities Transfer Agents Medallion Program (STAMP), (ii) Stock Exchanges Medallion Program (SEMP) and (iii) New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from a financial institution that does not participate in one of these programs will not be accepted. Please call Shareholder Services toll-free at 1-866-441-9656 for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right to: (a) place limits on transactions in any account until the identity of the investor is verified; or (b) refuse an investment in the Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call Shareholder Services toll-free at 1-866-441-9656.

EXCHANGING INTO OTHER SHARE CLASSES

You may transfer your shares into another class of shares of this Fund if you meet the eligibility requirements for the class into which you would like to transfer. If you purchased your shares from the Fund directly, call the transfer agent toll-free at 1-866-441-9656 for information on exchanging shares into another class of the Fund. If you purchased your shares through a financial intermediary, you should contact such financial intermediary for information on exchanging shares into another class of the Fund. Transfers between classes of a single Fund are generally not considered a taxable transaction; however, neither the Fund nor the Adviser assume any liability for tax consequences of an investment in the Fund and you should contact tax advisor(s) or counsel with relevant expertise for tax information regarding all tax matters arising from an investment in the Fund. This exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders.

SHAREHOLDER SERVICES

Your Account

If you have questions about your account, including purchases, redemptions and distributions, call Shareholder Services toll-free at 1-866-441-9656 from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time.

Account Statements

The Fund currently provides the following account information:

●	confirmation statements after transactions (except for certain automatic transactions, such as those related to automatic investment plan purchases or dividend reinvestments);

●	account statements reflecting transactions made during the covered period (generally, monthly for Institutional Class shares, and quarterly or annually for Investor Class shares); and

●	tax information, which will be mailed each year by the Internal Revenue Service (the “IRS”) deadline, a copy of which will also be filed with the IRS, if necessary.

Financial statements with a summary of portfolio composition and performance will be available at least twice a year.

The Fund routinely provides the above shareholder services, but may charge additional fees for special services such as requests for historical transcripts of accounts.

With the exception of statutorily required items, the Fund may change any of the above practices without notice.

Delivery of Shareholder Documents

To reduce expenses, the Fund mails only one copy of its Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call Shareholder Services toll-free at 1-866-441-9656 or, if your shares are held through a financial institution, please contact the financial institution directly. The Fund will begin sending you individual copies within 30 days after receiving your request.

DISTRIBUTIONS

Distributions of net investment income and net capital gain, if any, are declared and paid annually to you. The amount of any distribution will vary and there is no guarantee that the Fund will distribute either investment income or capital gains.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

MORE INFORMATION ABOUT TAXES

The tax information in this Prospectus is provided only for general information purposes and only for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Fund intends to qualify annually to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions set forth in the Code one of which is to distribute to its shareholders substantially all of its income and gains each year. If for any taxable year the Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and will be subject to tax at the flat corporate tax rates then in effect; and (2) all distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the non-corporate shareholder long-term capital gain rate for “qualified dividend income” and ordinary rates for all other distributions, except for those treated as a return of capital or substitute dividends with respect to dividends paid on securities lent out by the Fund. In addition, dividends paid on securities lent out by the Fund may not qualify for the dividends received deduction.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of Fund shares shortly before the Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received — even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid “buying a dividend,” check the Fund’s distribution schedule before you invest.

Ordinary Income. Net investment income (except for qualified dividends and income designated as tax-exempt), distributions of income from securities lending, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains tax rates. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains (based on the Fund’s holding period) for federal income tax purposes regardless of how long you have held your Fund shares.

Sale of Shares. It is a taxable event for you if you sell shares of the Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends, if any, received by the shareholder with respect to such shares.

Returns of Capital. If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable to the extent of each shareholder’s basis in the Fund’s shares, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Medicare Contribution Tax. Under current law, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly and $125,000 if married and filing separately) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains. If applicable, the tax will be imposed on the lesser of the individual’s (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly and $125,000 if married and filing separately).

IRAs and Other Tax-Qualified Plans. One major exception to these tax principles is that a distribution on or the sale or exchange of shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless the shares were acquired with borrowed funds.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 24%.

State and Local Income Taxes. This Prospectus does not discuss the state and local tax consequences of an investment in the Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund. The Fund is required to withhold 30% tax on certain payments made to foreign entities that do not qualify for reduced withholding rates under a treaty and do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Fund.

Basis Reporting and Holding Periods. A shareholder is responsible for tracking the tax basis and holding periods of the shareholder’s shares in the Fund for federal income tax purposes. However, RICs, such as the Fund, must report cost basis information to you and the Internal Revenue Service when a shareholder sells or exchanges shares that are not in a tax deferred retirement account. The Fund will permit shareholders to elect from among several IRS accepted cost basis methods.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.

This section is only a summary of some of the important U.S. federal income tax considerations that may affect your investment in the Fund. This summary is provided for general information purposes only and should not be considered as tax advice and may not be relied on by a prospective Investor. More information regarding these considerations is included in the Fund’s SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in the Fund on your tax situation.

GRYPHON INTERNATIONAL EQUITY FUND

A series of FundVantage Trust

1-866-441-9656

FOR MORE INFORMATION

For additional information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments including performance data, information on the Fund’s portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual and semi-annual reports will be available, free of charge, by calling Shareholder Services toll-free at 1-866-441-9656.

Statement of Additional Information (SAI)

The SAI provides additional technical and legal descriptions of the Fund’s policies, investment restrictions, risks and business structure, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this Prospectus by this reference. This means that the SAI, for legal purposes, is part of this Prospectus. The SAI is available, free of charge, by calling Shareholder Services toll-free at 1-866-441-9656.

Shareholder Inquiries

Copies of these documents and answers to questions about the Fund, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

Gryphon International Equity Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

1-866-441-9656

8:00 a.m. to 6:00 p.m. Eastern time

Securities and Exchange Commission

Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The investment company registration number is 811-22027

Gryphon International Equity Fund

Institutional Class       GRYIX

Investor Class

STATEMENT OF ADDITIONAL INFORMATION

September 16, 2019

This Statement of Additional Information (“SAI”) provides information about the Gryphon International Equity Fund (the “Fund”). The Fund is a series of FundVantage Trust (the “Trust”).

This SAI is not a prospectus. It should be read in conjunction with the Fund’s current prospectus, dated September 16, 2019, as restated, amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus and annual reports to shareholders (when available) may be obtained without charge, upon request, by writing to the Fund at 4400 Computer Drive, Westborough, MA 01581-1722, or by calling the Fund at 1-866-441-9656.

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on August 28, 2006. The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest. The Trust has established the Fund as a separate series of the Trust. The Fund may offer Institutional Class shares and Investor Class shares. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Gryphon International Investment Corporation (“Gryphon International” or the “Adviser”) serves as investment adviser to the Fund.

INVESTMENT POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Fund as disclosed in the Prospectus, and while such techniques and investments are permissible for the Fund to utilize, the Fund may not, and is not required to, utilize such non-principal techniques or investments.  Much of the information contained in this SAI expands on subjects discussed in the Prospectus. No investment in the shares of the Fund should be made before reading the Prospectus.

BANK OBLIGATIONS. Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) may be considered illiquid for purposes of the Fund’s restrictions on investments in illiquid securities. The Fund may also hold funds in an interest-bearing account for temporary purposes.

Obligations of non-U.S. banks involve certain risks associated with investing in non-U.S. securities described under “FOREIGN SECURITIES” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a non-U.S. jurisdiction might impose taxes, including withholding taxes on interest income payable on those obligations, that non-U.S. deposits may be seized or nationalized, that non-U.S. governmental restrictions such as exchange controls may be adopted and in turn might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning non-U.S. banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ from those applicable to United States banks. Non-U.S. banks are not generally subject to examination by any U.S. Government agency or instrumentality.

BORROWING. The Fund may borrow for temporary purposes and for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

CASH MANAGEMENT/TEMPORARY INVESTMENTS. The Fund may hold uninvested cash or may invest uninvested cash in high-quality fixed income securities, cash and cash equivalents.  These cash equivalents and other high quality debt securities may include money market instruments or shares of money market or short-term bond funds. Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Generally, these securities offer less potential for gains than other types of securities.

The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent the Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

COMMON STOCKS. The Fund invests in common stocks. Common stock represents an equity (ownership) interest in a company or other entity. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Common stocks risk the loss of all or a substantial portion of the investment.

CONVERTIBLE SECURITIES. Convertible securities are generally bonds, debentures, notes, preferred securities or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of common stock or other equity securities (or cash or securities of equivalent value) of the same or a different issuer at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

The Fund may invest in contingent convertible securities (“CoCos”), which generally either convert into equity or have their principal written down upon the occurrence of certain pre-specified triggering events, which may be linked to the issuer’s stock price, regulatory capital thresholds, regulatory actions relating to the issuer’s continued viability, or other pre-specified events. As a result, an investment by the Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by the Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, the Fund’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos held by the Fund are converted into the issuer’s underlying equity securities following a trigger event, the Fund’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

COUNTERPARTY RISK.  Counterparty risk is the risk that the counterparty to a services contract, prime brokerage arrangement, securities lending or derivative arrangement will not fulfill its contractual obligations. Should the counterparty fail to fulfill its obligations to the Fund, the Fund could potentially incur significant losses. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty.

Certain assets of the Fund may be held in one or more accounts maintained for the Fund by counterparties, including any prime brokers. There is a risk that any of such counterparties could become insolvent. The Adviser’s evaluation of the creditworthiness of counterparties may not prove sufficient. The insolvency of the Fund’s counterparties may impair the operational capabilities or the assets of the Fund.  If one or more of the Fund’s counterparties were to become insolvent or the subject of liquidation proceedings in the U.S. (either under the Securities Investor Protection Act or the U.S. Bankruptcy Code), there exists the risk that the recovery of the Fund’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

CYBERSECURITY RISK. The Fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents.  In general, cybersecurity incidents can result from deliberate attacks or unintentional events.  Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption.  Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users).  Cybersecurity incidents affecting the Adviser, Transfer Agent or Custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Fund’s ability to calculate its NAV; impediments to trading for the Fund’s portfolio; the inability of Fund shareholders to transact business with the Fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs.  Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties.  While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

DERIVATIVE INSTRUMENTS. The Fund may (but is not required to) use a variety of  derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market, credit, interest rate, currency and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs.

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is always changing and the Fund may invest in derivatives other than those shown below.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. If the Fund incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses.

The Fund might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If the Fund incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. The Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.

In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty and certain derivative transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivative transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Upon the expiration or termination of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund. Furthermore, after such an expiration or termination of a particular contract, the Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Fund may lose money.

Suitable derivative and/or hedging transactions may not be available in all circumstances, and there can be no assurance that the Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or, if a strategy is used, that it will be successful.

Among other trading agreements, the Fund may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern OTC derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Depending on the relative size of the Fund’s derivatives positions, such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.

As further described below, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While some of the relevant rules have been finalized and implemented, others are still not in effect, so its ultimate impact remains unclear. The European Union and certain other countries are implementing similar requirements, which may affect the Fund if it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. New regulations could restrict and/or impose significant costs or other burdens upon the Fund’s ability to participate in derivatives transactions. Similarly, these changes could impose limits or restrictions on the counterparties with which the Fund engages in derivatives transactions. As a result, the Fund may be unable to use certain derivative instruments or otherwise execute its investment strategy. These risks may be particularly acute to the extent the Fund uses commodity-related derivative instruments. Further, the requirements for qualification as a “regulated investment company” under federal income tax law limit the extent to which the Fund may enter into commodity-related derivatives. See “Certain Material U.S. Federal Income Tax Considerations” below.

Options on Securities and Indexes. The Fund may, among other things, purchase and sell put and call options on equity, debt or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, the Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

When the Fund writes a call (put) option on an underlying security it owns (is short), the option is sometimes referred to as a “covered option.” The Fund may write such options. When the Fund writes a call (put) option on an underlying security it does not own (is not short), the option is sometimes referred to as a “naked option.” The Fund may not write “naked” call options on individual securities.

The Fund may write a call or put option only if the option is “covered” as such term is used in the context of Section 18 of the 1940 Act. In the case of a call option on a security, a call option is covered for these purposes if the Fund segregates assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis. The option is also covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, the Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. See “Certain Material U.S. Federal Income Tax Considerations” below. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Trust’s valuation policies and procedures.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

OTC Options. The Fund may also purchase and write OTC options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Fund may also purchase and write so-called dealer options. Participants in OTC options markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and therefore OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities, including ETFs, and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in the Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price (the “strike price”) of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, the Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

The value of call options written by the Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect the Fund engaging in options transactions.

If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by the Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared.

Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency, index and other futures contracts, and options on such contracts. For example, the Fund may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Fund may also enter into futures contracts for the purchase or sale of securities. The Fund may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. For example, the Fund may invest in Index Futures and related options when the Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for the Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, the Fund may diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. The Fund may also minimize potential market and liquidity problems that may result from increases in positions already held by the Fund. The Fund’s purchase and sale of Index Futures is limited to contracts listed on exchanges that have been approved by the CFTC.

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.

An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. The Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, the Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when the Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions that remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Fund may invest will be developed and traded in the future.

The Fund may purchase and write call and put options on futures contracts (“futures options”). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant an amount of margin set by the exchange on which the contract is traded (“initial margin”). The required amount of initial margin may be modified by the exchange or the futures commission merchant during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund would ordinarily earn interest income on initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Fund may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

Limitations on Use of Futures and Futures Options. The Fund may enter into positions in futures contracts and related options for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Fund may utilize futures contracts for investment and/or speculative purposes. For instance, the Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those that may trade outside of the United States) as an alternative to purchasing individual stocks in order to gain or adjust their exposure to a particular market. The Fund may also use these investments to hedge against changes in the value of securities that the Adviser intends to purchase for the portfolio.

When purchasing a futures contract, the Fund may segregate (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of (or in certain cases, such as contracts required to “cash settle,” the Fund’s obligation under) the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund may segregate (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act that are equal to the market value of the instruments underlying the contract (or in certain cases, such as contracts required to “cash settle,” the Fund’s obligation under the contract). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund may segregate (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.

When selling a put option on a futures contract, the Fund may segregate (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

With respect to futures contracts that “physically settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the full notional value of the futures contract. With respect to futures that are required or permitted to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the full notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

To the extent that securities with maturities greater than one year are used to segregate liquid assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

The Fund’s intention to qualify as a regulated investment company and the requirements for so qualifying also may limit the extent to which the Fund may enter into certain futures, options or forward contracts. The Fund’s investment in such contracts may affect the amount, timing or character of the Fund’s distributions to, and thus taxes payable by, shareholders. See “Certain Material U.S. Federal Income Tax Considerations” below.

Commodity Pool Operators. The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such instruments.

The Trust has claimed eligibility for an exclusion from the definition of “commodity pool operator” (“CPO”) pursuant to CFTC Rule 4.5 with respect to the Fund. To remain eligible for the CFTC Rule 4.5 exclusion, the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase expenses of the Fund, and/or adversely affect the Fund’s total return.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In the case of futures contracts used for hedging purposes, some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of a security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future that is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, the Fund may not choose to use futures and/or suitable hedging transactions may not be available in all circumstances. Even if a hedge is executed successfully, the Fund’s return may have been higher if no hedging had been attempted.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distributions and are not reflected in yield.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks that subject the Fund’s investments to greater volatility than investments in traditional securities.

Tax Risk. Certain restrictions imposed on the Fund by the IRC may limit the Fund’s ability to invest in commodity futures contracts.  The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC under the IRC, the Fund must invest in assets which produce the types of income specified in the IRC and the Treasury Reporting Obligations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income must be determined on a case-by-case basis, and the Fund will endeavor to ensure that income that is not Qualifying Income will be limited to 10% or less of the Fund’s income. Accordingly, the Fund’s ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Fund does invest in these types of securities and the income is determined not to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Certain Material U.S. Federal Income Tax Considerations” below for additional information related to these restrictions.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some non-U.S. exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses. In addition, the Fund’s use of such instruments may increase or accelerate the amount of ordinary income recognized by its shareholders.

Swap Agreements. The Fund may enter into total return swap agreements, credit default swap agreements and other swap agreements made with respect to interest rates, currencies, indexes or baskets of securities (or a single security), commodities and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.  The Fund may enter into a swap agreement for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.

Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with the Fund’s investment objectives and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

The Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or non-U.S. issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. The Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk—the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

The Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive one or more premium payments from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium payments received from the counterparty and generally would have no payment obligations, with the exception of an initial payment made on the credit default swap or any margin requirements with the credit default swap counterparty. For credit default swap agreements, trigger events for payment under the agreement vary by the type of underlying investment (e.g., corporate and sovereign debt and asset-backed securities) and by jurisdiction (e.g., United States, Europe and Asia).

In connection with credit default swaps in which the Fund is the seller, the Fund will typically segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the full notional amount of the swap (minus any collateral on deposit or amounts owed to the Fund in connection with that position).

If the Fund enters into a credit default swap agreement, the Fund will write insurance protection on the full notional amount of the agreement.

The Fund also may enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because, they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

New rules and regulations affecting the derivatives market affect counterparty risk with respect to derivatives. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Many swaps are complex and often valued subjectively. Many OTC derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s net asset value. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.

Risk of Governmental Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of their investment strategy, and could ultimately prevent the Fund from being able to achieve their investment objectives. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

In addition, the SEC issued a proposed rule under the 1940 Act in December 2015 providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Fund may be unable to implement its investment strategy.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act, which was signed into law in July 2010, sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions. Additionally, U.S. regulators recently issued final rules pursuant to the Dodd-Frank Act that establish minimum margin and capital requirements for uncleared OTC derivatives transactions that will have a material impact on the Fund’ use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between the Fund and their swap counterparties and may increase the amount of margin the Fund are required to provide. They impose regulatory requirements on the timing of transferring margin, which may accelerate the Fund’ current margin process. They will also effectively require changes to typical derivatives margin documentation.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If the Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of risks and costs.

A Note on Commodity-Linked Derivatives. The Fund may seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked or commodity-linked structured notes. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. The Fund bears the risk that the counterparty could default under a swap agreement. See “Swap Agreements” above for further detail about swap transactions. Further, the Fund may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes, and are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. See “Structured Notes and Indexed Securities” below for further discussion of these notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Fund’s investments in commodity-linked instruments may bear on or be limited by the Fund’s intention to qualify as a regulated investment company under the Code. See “Taxation.”

Asset Segregation. Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, the Fund will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board of Trustees, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, the Fund will have the ability to employ leverage to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

FOREIGN CURRENCIES AND RELATED TRANSACTIONS.  Subject to applicable limits set forth in the Prospectus and this Statement of Additional Information, the Fund may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases.

Forward foreign currency exchange contracts may be used for a variety of reasons, including the following circumstances:

Lock In. When the Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser believes that the Fund can benefit from price appreciation in a given country’s currency but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the security.

Proxy Hedge. The Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Fund purchases a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.

The Fund may enter into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires the Fund to deliver a foreign currency.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Under definitions adopted by the U.S. Commodity Futures Trading Commission (“CFTC”) and the SEC, many non-deliverable foreign currency forwards are considered swaps for certain purposes. These changes are expected to reduce counterparty risk as compared to bilaterally negotiated contracts.

The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, the Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to, and thus taxes payable by, shareholders. Some of the Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify for treatment as a regulated investment company for U.S. federal tax purposes. See “Certain Material U.S. Federal Income Tax Considerations” below for further details.

Among the risks facing Funds that utilize foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the Adviser. The Fund will segregate assets determined to be liquid by the Adviser in accordance with Rule 22e-4 under the 1940 Act to cover forward currency contracts entered into for non-hedging purposes. Please see “DERIVATIVE INSTRUMENTS” above for a description of other foreign currency related transactions that may be used by the Fund. Certain foreign currency transactions in which the Fund may invest may be OTC transactions (e.g., currency swap transactions). See “DERIVATIVE INSTRUMENTS—Swap Agreements” for a discussion of certain risks associated with such transactions.

FOREIGN SECURITIES.   The Fund may invest in foreign securities. Foreign securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S. (including securities traded in local currencies); non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in foreign securities. When assessing compliance with investment policies that designate a minimum or maximum level of investment in “foreign securities” for the Fund, the Adviser may apply a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or foreign. Some foreign securities may be restricted against transfer within the United States or to a United States person. For more information about how the Adviser defines foreign securities for purposes of the Fund’s asset tests and investment restrictions, see the Fund’s principal investments and strategies under “Additional Information About the Fund’s Investment Strategies” in the Prospectus.

The foreign securities in which the Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. taxes, including withholding taxes; and the expropriation or nationalization of non-U.S. issuers.

The Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the ADRs, EDRs or GDRs. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. For this reason, there may be an increased possibility that the Fund would not become aware of and be able to respond to in a timely manner corporate actions such as stock splits or rights offerings involving the foreign issuer of the security underlying an ADR. While readily exchangeable with stock in local markets, the depository receipts in an unsponsored program may be less liquid than those in a sponsored program.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability that affects U.S. investments in non-U.S. countries and potential restrictions on the flow of international capital. In addition, foreign securities and income derived from those securities may be subject to non-U.S. taxes, including withholding taxes, which will reduce investment returns. See “Taxation.” foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

Member States of the European Union recently put in place new laws and regulations to implement the second Markets in Financial Instruments Directive (“MiFID II”) and the related Markets in Financial Instruments Regulation (“MiFIR”). These impose new regulatory obligations and costs, among other things with respect to the processes and conditions under which asset managers acquire investment research. Notably, investment advisers subject to MiFID II may not receive investment research from brokers unless the investment adviser pays for such research directly from its own resources, or from a separate, dedicated account paid for with client funds with client permission (or a combination of these methods). Although the Adviser and the Trust are both organized in the U.S., they may be affected by MiFID II in several potential scenarios, including, without limitation, where: the Adviser seeks to aggregate trades on behalf of the Trust with those of vehicles that are directly subject to MiFID II; the Adviser may use brokers based in the European Union; and/or the Adviser or the Trust may make use of advisory personnel who are subject to European Union regulation.

The Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference could cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify for treatment as a regulated investment company for U.S. federal tax purposes. The Fund’s use of foreign securities may increase or accelerate the amount of ordinary income recognized by taxable shareholders. See “Taxation.”

China-Related Risk.  The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the China market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting the Fund’s investments.

Historically, China’s central government has exercised substantial control over the Chinese economy through administrative regulation, state ownership, the allocation, expropriation or nationalization of resources, by controlling payment of foreign currency-denominated obligations, by setting monetary policy and by providing preferential treatment to particular industries or companies. The development of China’s domestic economy is still at an early state, making China’s economic health largely dependent upon exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on China’s management strategy of its currency, as well as on some export-dependent sectors.

Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which the Fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.

The greater China region includes mainland China, Hong Kong, Macau and Taiwan, and the Fund’s investments in the region are particularly susceptible to risks in that region. Events in any one country within the region may impact the other countries in the region or the Asia region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility and losses. Markets in the greater China region can experience significant volatility due to social, regulatory and political uncertainties.

Euro- and EU-related risks. The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of the Fund’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally. It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other EMU countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.

The Fund may face potential risks associated with the referendum on the United Kingdom’s continued membership in the European Union, which resulted in a vote for the United Kingdom to leave the European Union. The vote to leave the European Union may result in substantial volatility in foreign exchange markets and may lead to a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact the Fund’s returns. The vote to leave the European Union may result in a sustained period of market uncertainty, as the United Kingdom seeks to negotiate the terms of its exit. It may also destabilize some or all of the other European Union member countries and/or the EMU. These developments could result in losses to the Fund, as there may be negative effects on the value of the Fund’s investments and/or on the Fund’s ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for the Fund to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the European Union and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the European Union or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Any of these events, as well as an exit or expulsion of a European Union member state other than the United Kingdom from the European Union, could negatively impact the Fund’s returns.

Investments in Russia. The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve its investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Emerging Market Securities. The risks of investing in foreign securities are particularly high when the issuers are tied economically to countries with developing (or “emerging market”) economies. Countries with “emerging market” economies are those with securities markets that are, in the opinion of the Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in non-U.S., developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Passive Foreign Investment Companies. Some corporations domiciled outside the U.S. in which The Fund may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations that generate primarily passive income.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Fund may not realize that a foreign corporation in which it invests is a PFIC for federal tax purposes, which could cause the Fund to incur U.S. federal income tax or other charges (including interest charges) at the Fund level. See “Certain Material U.S. Federal Income Tax Considerations” below for a more detailed discussion of the tax consequences of the Fund’s investment in PFICs.

Subject to applicable limits under the 1940 Act, the Fund may also invest in foreign mutual funds that are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of the Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Investment Company Securities and Exchange-Traded Funds.”

ILLIQUID SECURITIES AND LIQUIDITY RISK MANAGEMENT PLAN.  A Fund may not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board of Trustees has delegated the function of making day to day determinations of liquidity to the Adviser pursuant to guidelines approved by the Board of Trustees. The Adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board of Trustees. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Funds’ Adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause a Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that the Funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of a committee of individuals comprised of the Funds’ President, Treasurer, and Chief Compliance Officer (the “LRMP Administrator”) to administer the LRMP. The Board will review no less frequently than annually a written report prepared by the LRMP Administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” a Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-

INVESTMENT COMPANY SECURITIES AND EXCHANGE-TRADED FUNDS. The Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange-traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless a SEC exemption is applicable or as may be permitted by rules under the 1940 Act or Securities and Exchange Commission (“SEC”) staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if: (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain registered investment companies, including ETFs, beyond the limits set forth in Section 12(d)(1)(A), subject to certain provisions of Section 12(d)(1), rules adopted by the SEC under Section 12 of the 1940 Act or terms and conditions set forth in a SEC exemptive order issued to such registered investment companies, including that such investment companies enter into an agreement with such registered investment companies.

Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs which are in addition to the risks associated with registered investment companies generally.

In the event that the Fund purchases shares of ETFs, such purchase is expected to be made through a broker-dealer in a transaction on a securities exchange, and in such a case the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

Termination Risk. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the Adviser believes that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under “Investment Limitations” below, the Fund does not invest directly in commodities. However, the Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

MONEY MARKET FUNDS. The Fund may invest in the securities of money market mutual funds. Such investments are subject to the limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. (See “Investment Company Securities and Exchange-Traded Funds” above.)

PREFERRED STOCK. The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES. The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.

REITs are pooled investment vehicles that own and typically operate income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund, when investing in REITs, will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. The Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund. The Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan.

SHORT SALES. The Fund may engage in short sales of securities. The Fund may short sell securities if the Adviser believes the securities are overvalued. The Fund may also use derivative instruments to create a position that is economically similar to a short sale.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

Making short sales in securities that it does not own exposes the Fund to risks associated with those securities. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund closes the position. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and any securities being hedged.

The Fund will comply with guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales. The Fund will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. Segregation of a large percentage of the Fund’s assets could impede the Adviser’s ability to manage the Fund’s portfolio. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling only to the extent permitted by the 1940 Act and rules and interpretations thereunder.

The Fund may use prime brokers with respect to its shorting strategy, which involves counterparty risk (See “Counterparty Risk”), including the risk that a prime broker may default on its obligation or become insolvent and that the Fund may lose its collateral deposit or short sale proceeds.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, GNMA securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of FNMA, FHLMC, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.

WARRANTS TO PURCHASE SECURITIES. The Fund may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, a Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

DISCLOSURE OF PORTFOLIO HOLDINGS

As required by the federal or state securities laws, including the 1940 Act, the Fund will disclose portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Board of Trustees has adopted policies and procedures regarding the selective disclosure of portfolio securities holdings. The policies and procedures are designed to allow disclosure of a Fund’s holdings information where it is deemed appropriate for a Fund’s operations or it is determined to be useful to a Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis. The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Trust’s Board at its next quarterly Board of Trustees’ meeting or sooner, as determined by the Trust’s CCO.

The Fund may, but is not required to, post its schedule of investments on a website at regular intervals or from time to time at the discretion of the Adviser. This information may be as of the most recent practicable date available and need not be subject to a lag period prior to its posting on the website. In addition to their schedule of investments, the Fund may post portfolio holdings information and other information on a website including, but not limited to, information about the number of securities the Fund holds, a summary schedule of investments, the Fund’s top holdings and a percentage breakdown of the Fund’s investments by geographic region, sector, industry and market capitalization. After any portfolio holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The following disclosures of aggregate, composite or descriptive information about the Fund or its portfolio holdings are not subject to the Trust’s policy on selective disclosure of portfolio information: (i) descriptions of allocations among classes, geographic regions, countries, industries or sectors; (ii) aggregated data such as average or median ratios or market capitalization; (iii) performance attribution by class, geographic region, country, industry or sector; (iv) aggregated risk statistics; (v) listing of top holdings without any reference to the amount of the Fund’s holdings; and (vi) such other information that, in the opinion of the CCO or designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading of the Fund.

The Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients in each case in accordance with the anti-fraud provisions of the federal securities laws and the Adviser’s fiduciary duties to the Fund’s shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions.

The Board of Trustees of the Trust, a committee thereof, or an officer designated by the Board, may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Fund may distribute or authorize the distribution of information about their holdings that is not publicly available (on a website or otherwise) to the Fund’s or the Adviser’s employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about a Fund’s holdings that is not publicly available (on a website or otherwise) to the Fund’s service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (v) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of the Fund’s assets and minimize impact on remaining shareholders of the Fund.

Each of the following third parties has been approved to receive portfolio holdings information: (i) the Fund’s administrator and accounting agent; (ii) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing the Fund’s reports or regulatory filings; (iv) the Fund’s custodian in connection with its custody of the Fund’s assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a ranking or rating agency, such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holding information without specific authorization. The Fund’s Adviser and service providers have also established procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies.

The Adviser manages other accounts such as separate accounts and other unregistered pooled investment vehicles.  These other accounts may be managed in a similar fashion to the Fund and thus may have similar portfolio holdings.  Such accounts may make disclosures at different times than a Fund’s portfolio holdings are disclosed.  Additionally, such accounts may have access to their portfolio holdings and may not be subject to the forgoing restrictions.

Under no circumstances may the Fund, the Adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

INVESTMENT LIMITATIONS

The Fund has adopted the investment limitations set forth below. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund or a Fund’s assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement. The following non-fundamental policies apply to the Fund and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Fund:

(1)

may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;

(2)	may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended;

(3)

may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

(4)

may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;

(5)	may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6)	may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(7)	may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and

(8)

may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

When engaging in options, futures and forward currency contract strategies, the Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in accordance with the interpretive positions of the SEC staff; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

For the purpose of applying the limitations set forth in (1) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Trust. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Robert J. Christian Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	44	Optimum Fund Trust (registered investment company with 6 portfolios).
Iqbal Mansur Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	44	None.
Nicholas M. Marsini, Jr. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	44	Brinker Capital Destinations Trust (registered investment company with 10 portfolios)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Nancy B. Wolcott Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	44	Lincoln Variable Insurance Products Trust (registered investment company with 92 portfolios).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Stephen M. Wynne Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	44	Copeland Trust (registered investment company with 2 portfolios)

EXECUTIVE OFFICERS

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joel L. Weiss Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
T. Richard Keyes Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
Gabriella Mercincavage Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.
Vincenzo A. Scarduzio Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
David C. Lebisky Date of Birth: 5/72	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2015.

President of Lebisky Compliance Consulting LLC since October 2015; Consultant, Duff & Phelps Compliance Consulting since 2016; Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) from 2015 to 2018; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Trust and its funds’ financial operations and performance, oversee the activities and legal compliance of the Adviser and other major service providers with respect to the activities of the Trust, keep themselves informed and exercise their business judgment in making decisions important to the Trust’s proper functioning based on what the Trustees reasonably believe to be in the best interest of the shareholders. The Board of Trustees is comprised of five individuals, each of whom is an Independent Trustee. The Board of Trustees meets multiple times during the year (but at least quarterly) to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Board of Trustees has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board of Trustees and the identification of information to be presented to the Board of Trustees with respect to matters to be acted upon by the Board of Trustees. The Chairman also presides at all meetings of the Board of Trustees and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-Laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below. Based on a review of the Board of Trustees and its function, the Trustees have determined that the leadership structure of the Board of Trustees is appropriate and that the Board of Trustees’ role in the risk oversight of the Trust, as discussed below, allows the Board of Trustees to effectively administer its oversight function.

The Board of Trustees has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Mansur, Marsini and Wynne, each of whom is an Independent Trustee. Mr. Wynne serves as the chairman of the Audit Committee. The Board of Trustees has adopted a written charter (the “Audit Committee Charter”) for the Audit Committee. Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. The Audit Committee meets at least two times per year. The Audit Committee met five times during the fiscal year ended September 30, 2018.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Mansur, Marsini and Ms. Wolcott. Mr. Mansur serves as the chairman of the Nominating and Governance Committee. The Board of Trustees has adopted a written charter for the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board of Trustees; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board of Trustees self-evaluations; reviewing certain regulatory and corporate matters of the Trust; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. The Nominating and Governance Committee meets at least once a year. The Nominating and Governance Committee met two times during the fiscal year ended September 30, 2018. The Nominating and Governance Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board of Trustees Membership. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected.

Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board of Trustees. Upon the written request of shareholders holding at least a 5% interest in the Trust’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

TRUSTEE QUALIFICATIONS. The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.

The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Marsini is the former President of PNC Bank Delaware, former Executive Vice President of Finance of BNY Mellon and former Chief Financial Officer of PNC Global Investment Servicing; Mr. Wynne is the former Chief Executive Officer of Global Financial Institutions Client Service Delivery, BNY Mellon Asset Servicing, a provider of transfer agency, accounting and administrative services to mutual funds, former Head of US Funds Services, BNY Mellon Asset Servicing and former Chief Executive Officer of PNC Global Investment Servicing; Ms. Wolcott is the former Executive Vice President of US Funds Services, BNY Mellon Asset Servicing, and former Executive Vice President of PNC Global Investment Servicing; Mr. Christian served as the Executive Vice President of Wilmington Trust and currently serves as the Trustee to other mutual fund complexes; and Mr. Mansur is a Professor of Finance, School of Business Administration, at Widener University.

In its periodic self-assessment of the effectiveness of the Board of Trustees, the Board of Trustees considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board of Trustees’ overall composition so that the Board of Trustees, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust and its funds. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board of Trustees or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees as a whole than would otherwise be the case.

RISK OVERSIGHT. Through its direct oversight role, and indirectly through its Committees, of officers and service providers, the Board of Trustees performs a risk oversight function for the Trust and its funds consisting, among other things, of the following activities: (1) at regular and special Board of Trustees meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust and its funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3)  meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the investment advisers, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firms of the funds, to review and discuss the activities of the Trust and its funds and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Trust to test the compliance procedures of the Trust and its service providers.

SECURITY AND OTHER INTERESTS. The following table sets forth the equity securities in the Fund and in all registered investment companies overseen by the Trustees within the Trust Complex that the Trustees beneficially owned as of December 31, 2018.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
Independent Trustees
Robert J. Christian	None	Over $100,000
Iqbal Mansur	None	Over $100,000
Nicholas M. Marsini, Jr.	None	None
Nancy B. Wolcott	None	None
Stephen M. Wynne	None	$50,001-$100,000

As of December 31, 2018, none of the Independent Trustees, or any of their immediate family members (i.e., spouse or dependent children) served as an officer, director or was an employee of the Trust, the Adviser or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities. Additionally, as of the same date, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) owned beneficially or of record any interest in the Adviser or the Underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

COMPENSATION. In addition to the fees below, the Trust reimburses the Trustees for their related business expenses. The following table sets forth the aggregate compensation paid to each of the Trustees for the fiscal year ended September 30, 2018.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust Complex
Robert J. Christian	$115,750	$0	$0	$115,750
Iqbal Mansur	$105,750	$0	$0	$105,750
Nicholas M. Marsini, Jr.	$102,500	$0	$0	$102,500
Nancy B. Wolcott	$101,500	$0	$0	$101,500
Stephen M. Wynne	$108,625	$0	$0	$108,625

CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, each of the Trust and the Adviser has adopted a code of ethics (each, a “Code” and together, the “Codes”).

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code adopted by the Adviser, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Codes, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.

PROXY VOTING

The Board of Trustees has adopted the Adviser’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the Adviser, subject to the Board of Trustees’ continuing oversight.

It is the Adviser’s policy to monitor corporate actions in relation to portfolio securities in addition to information received from the Fund’s custodians, portfolio companies, and/or appointed proxy service agents or other third parties.

Gryphon International currently utilizes the services of Glass Lewis & Co. (“Glass Lewis”) to receive ballots for voting, to vote client proxies, and for research and voting recommendations in relation to company meetings and agenda items. Notwithstanding the services provided by Glass Lewis, Gryphon International retains voting authority at all times and the Fund’s portfolio managers independently review each agenda item to be voted on to ensure action is taken in the Fund’s best interests.

A summary of the Adviser’s proxy voting policies and procedures are attached herewith as Appendix B. The Fund is required by Rule 30b1-4 under the Investment Company Act of 1940 to file annually their proxy voting record on Form N-PX with the SEC. For the Fund, Form N-PX contains the complete proxy voting record for the most recent 12-month period ended June 30 and must be filed by August 31 of each year and when filed will be available: (i) without charge by request by calling the Adviser at (416) 364-2299; or (ii) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund.  Any person who directly or indirectly owns 5% or more of the outstanding voting securities of the Fund, may be deemed an “affiliated person” of the Fund, as such term is defined in the 1940 Act. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this SAI, the Fund could be deemed under control of the Adviser or affiliates of the Adviser, who had voting authority with respect to approximately 100% of the value of the outstanding interest in the Fund on such date. However, the Trust believes that once the Fund commences investment operations and the Fund’s shares are sold to the public, the Adviser’s or its affiliates’ control will be diluted over time. Additionally, as of the same date, none of the Trustees and officers of the Trust owned individually and together in excess of 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY SERVICES

Gryphon International Investment Corporation is a registered investment adviser located at 20 Bay Street, Suite 1905, Toronto, Ontario Canada M5J 2N8.  Gryphon International’s clients include individuals and their related entities, pension and profit sharing plans, other pooled investment vehicles, charitable organizations, state or municipal government agencies and other businesses.

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Adviser manages the assets of the Fund (the “Investment Advisory Agreement”). The Investment Advisory Agreement with respect to the Fund has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement with respect to the Fund may be terminated by the Fund or the Adviser on 60 days’ written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee, paid monthly, comprising 0.75% of the average daily net assets of the Fund. Each class of shares of the Fund bears its respective pro-rata portion of the advisory fee payable by the Fund. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.05% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until September 16, 2022 unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its extension or earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Under the terms of the Investment Advisory Agreement, the Adviser agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund, securities and other investments consistent with the Fund’s objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees reasonably available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Fund and their investment activities. Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. The Trust and/or the Adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of personnel of the Adviser performing services for the Fund relating to research, statistical and investment activities are paid by the Adviser.

Additionally, the Adviser has agreed to compensate, at its own expense and out of its own legitimate profits, the Underwriter for, among other services: (i) entering into certain selling and/or service agreements to assist in facilitating the distribution of the Fund’s shares; (ii) preparing and executing selling and service agreements; and (iii) reviewing and submitting to the Financial Industry Regulatory Authority (“FINRA”) the Fund’s advertising and sales literature.

In addition to the fees paid to the Adviser, the Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. The Fund also pays other expenses such as:  (i) custody, transfer agency and dividend disbursing expenses; (ii) certain amounts paid to intermediaries in recognition of the transfer agency costs avoided by the fund as a result of customer recordkeeping activities of intermediaries; (iii) legal and auditing expenses; (iv) interest charges, taxes, brokerage fees and commissions; (v) the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders; (vi) taxes; (vii)  insurance premiums, (viii) the expenses of maintaining the registration of the Fund’s shares under federal and state securities laws, (ix) the fees of trustees not affiliated with the Adviser; and (x) the compensation of the Trust’s chief compliance officer.

Each of Mealtkt Corporation and Mr. Alexander Becks own 25% or more of the Adviser’s voting securities.  Mr. Lawrence McManus is the sole shareholder of Mealtkt Corporation.  Accordingly, each of Messrs. Becks and McManus is presumed to control the Adviser.

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information as of the Fund’s inception date regarding:

(i)

“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with a portfolio manager’s management of a Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(ii)

“Compensation.” A description of the structure of, and method used to determine the compensation received by the Fund’s portfolio managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts as of the Fund’s inception date;

(iii)	“Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Fund as the Fund’s inception date; and

(iv)

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of the Fund’s inception date. All accounts are managed by a team comprised of Messrs. Becks, Graham, Hanley, Hwang, McManus and Mellish who are portfolio managers and investment team members jointly. The data below is provided as of June 30, 2019.

Type of Accounts	Total Number of Accounts Managed	Total Assets ($)	Number of Accounts Managed Subject to Performance-Based Advisory Fee	Total Assets Managed Subject to a Performance Based Advisory Fee ($)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	6	1,828,551,094	0	0
Other Accounts	17	1,327,902,355	1	41,270,366

Material Conflicts of Interest. The Adviser provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. Gryphon International’s portfolio manager compensation is based on a salary and profit-sharing component tied to the overall performance and profitability of the firm; the profit-sharing portion is essentially derived from respective percentage ownership as employee shareholders.

Ownership of Shares of the Fund. As of the date of this SAI, the Fund has not commenced operations.

ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, The Bank of New York Mellon performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and trustees’ and officers’ errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board of Trustees meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files and providing executive and administrative services to support the Independent Trustees. The Bank of New York Mellon also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, The Bank of New York Mellon prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by The Bank of New York Mellon include determining the NAV per share of the Fund and maintaining records relating to the securities transactions of the Fund.

ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103 serves as the independent registered public accounting firm to the Fund.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIAN. The Bank of New York Mellon (the “Custodian”), 240 Greenwich Street, New York, NY 10286, serves as the Fund’s custodian. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts and causing proxies to be executed. The Trust has made arrangements with BNY Mellon Servicing Trust Company to serve as custodian for Individual Retirement Accounts (“IRAs”)

TRANSFER AGENT. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing), 4400 Computer Drive, Westborough, MA 01581, serves as the Trust’s Transfer Agent and Dividend Paying Agent.

OTHER SERVICE PROVIDERS. The Trust has engaged JW Fund Management, LLC, 100 Springdale Rd. Suite A3-416, Cherry Hill, NJ 08003 to provide persons to serve as Principal Executive Officer and Principal Financial Officer and provide various other services for the Trust. The Trust has engaged Duff & Phelps, LLC to provide a person or persons to serve as the Chief Compliance Officer and Anti-Money Laundering Officer and compliance services for the Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. It is the objective of the Adviser to seek to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions.

While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Subject to seeking the best net results, dealers who provide supplemental investment research (such as analyses and reports concerning securities, portfolio strategy or performance, issuers, industries or economic or political factors and trends or other related research materials to assist in decision making) to the Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement and the expense of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers may be used by the Adviser in servicing any or all of its accounts and such research may or may not be useful to the Adviser in connection with the Fund. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and the Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients. In all cases, the Adviser understands its on-going obligation to seek “best execution” of its clients’ transactions. The Adviser considers the range of services provided by brokers in selecting those with whom to place trades including, but not limited to, value of research, commission rate, execution capability, responsiveness, and financial responsibility. Periodically the Adviser evaluates brokerage relationships and its allocation of commissions. Such evaluation considers many factors in making allocation decisions including research services provided.

The Fund may invest in securities traded in the over-the-counter markets, and the Fund may or may not deal directly with dealers who make markets in the securities involved. Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as are feasible, for the respective funds and clients in a manner deemed by the Adviser to be on a fair and equitable basis. Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Neither the Fund nor the Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser may receive research services from such broker-dealers.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The additional compensation to financial intermediaries described in the Prospectus may be calculated based on factors determined by the Adviser and its affiliates from time to time, including: the value of the Fund’s shares sold to, or held by, a financial intermediary’s customers; gross sales of the Fund’s shares by a financial intermediary; or a negotiated lump sum payment.

In addition to the additional cash payments to financial intermediaries described in the Prospectus, subject to applicable FINRA rules and regulations, the Adviser and its affiliates may provide compensation to financial intermediaries that may enable the Adviser and its affiliates to sponsor or participate in educational or training programs, sales contests and other promotions involving the sales representatives and other employees of financial intermediaries in order to promote the sale of the Fund’s shares. The Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of financial intermediaries and their sales representatives and other employees in connection with such educational or training programs, sales contests and other promotions. These payments may vary with each such event.

DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Foreside Funds Distributors LLC (the “Underwriter”), located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312, serves as a principal underwriter of the Fund’s shares pursuant to an Underwriting Agreement with the Trust. Pursuant to the terms of the Underwriting Agreement, the Underwriter continuously distributes shares of the Fund on a best efforts basis. The Underwriter has no obligation to sell any specific quantity of shares of the Fund. The Underwriter and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

To the extent that the Underwriter receives fees under the Fund’s Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), the Underwriter will enter into arrangements with broker-dealers, financial intermediaries or other financial institutions for the furnishing of marketing or sales services with respect to the Investor Class shares as may be required pursuant to such plan. Moreover, to the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Fund, the Underwriter will enter into arrangements with broker-dealers, financial intermediaries or other financial institutions for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Fund as may be required pursuant to such plan. The Underwriter receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Fund’s Institutional Class shares. The Trustees of the Trust, including a majority of Independent Trustees, have determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Trust, the Fund and the shareholders of the Fund’s Investor Class shares.

The Underwriter may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Fund. With respect to certain financial institutions and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Underwriter, typically enter into such agreements. These financial institutions may charge a fee for their services and may receive shareholder service or other fees from the Adviser and/or the Fund. These financial institutions may otherwise act as processing agents and are responsible for transmitting purchase, redemption and other requests to the Fund.

The Underwriting Agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Fund shares.

The Underwriting Agreement terminates automatically in the event of an assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to the Fund (i) (by vote of a majority of the Trustees of the Fund who are not interested persons of the Trust or the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan of the Fund or any agreements related to the 12b-1 Plan or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Underwriter; or (ii) by the Underwriter on sixty (60) days written notice to the Fund. The Underwriter will be compensated for distribution services according to the 12b-1 Plan regardless of the Underwriter’s expenses. The Underwriter uses the entire 12b-1 for distribution expenses and does not retain any amounts for profit. The Underwriter does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a 12b-1 Plan is effective. The Advisor pays the Underwriter a fee for certain distribution-related services.

The 12b-1 Plan provides that the Underwriter will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Underwriter may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Underwriter and other financial institutions for distribution and shareholder servicing activities.

The 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis of the Fund’s Investor Class Shares average net assets, except with respect to limitations set from time to time by the Board of Trustees.

Under the 12b-1 Plan, if any payments made by the Adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by the Fund of the distribution of its Investor Class shares, such payments are authorized. The Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers separate classes of shares of the Fund: Investor Class and Institutional Class shares. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of the Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Investor Class shares bear Rule 12b-1 distribution expenses and have exclusive voting rights with respect to the 12b-1 Plan pursuant to which the distribution fee may be paid.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of the Investor Class shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each class takes separate votes on matters affecting only that class.

The Fund does not hold an annual meeting of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund’s outstanding shares.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectus.

PRICING OF SHARES. For the Fund, the NAV per share of the Fund is determined by dividing the value of the Fund’s net assets by the total number of the Fund’s shares outstanding. This determination is made by The Bank of New York Mellon, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Fund is open for business. The Fund is open for business on days when the Exchange is open for business.

In valuing the Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on multiple exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price.

Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale), and foreign securities will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

DIVIDENDS

The Fund intends to distribute substantially all of its net investment income, if any. The Fund declares and pays dividends from net investment income annually to the shareholders. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-business days on which dividends are not declared. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

The Fund’s dividends and distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income tax. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

A statement will be sent to you after the end of each year detailing the tax status of your distributions. Please see “Certain Material U.S. Federal Income Tax Considerations” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion summarizes certain material U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon provisions of the IRC, applicable U.S. Treasury Regulations (whether temporary, proposed or final) promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein. The summary applies only to beneficial owners of shares of the Fund in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of shares of the Fund, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds the Fund’s common stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of such partnership. A partner of a partnership holding the Fund’s common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of the Fund’s common stock by the partnership.

The summary assumes that shareholders will hold a Fund’s common stock as capital assets, which generally means as property held for investment. This discussion addresses only the U.S. income tax consequences of an investment by U.S. shareholders, and, therefore, does not address U.S. estate and gift tax rules, U.S. state or local taxation, the alternative minimum tax, excise taxes, transfer taxes or foreign taxes.

For purposes of the following discussion, “U.S. shareholder” is a shareholder that is (i) a citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States or any state thereof or the District of Columbia, (ii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. A ‘Non-U.S. shareholder” is a person that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.

On December 22, 2017, tax legislation was enacted which includes significant changes in tax rates, restrictions on miscellaneous itemized deductions, changes to the dividends received deduction, restrictions on the deduction of interest and the international operations of domestic businesses. Certain changes have sunset provisions, which are important to note. Because the tax legislation is recently enacted and additional guidance is forthcoming, there is still uncertainty in how the legislation will affect the Fund’s investments and shareholders and whether such legislation could have an adverse effect on the Fund’s investments or the taxation of the shareholders of the Fund. Shareholders are urged and advised to consult their own tax advisor with respect to the impact of this legislation and any subsequent legislation.

Shareholders are urged and advised to consult their own tax adviser with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

GENERAL. The Fund has elected, and intends to continue to qualify each year for, taxation as a RIC under Subchapter M of the IRC. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by a shareholder without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that the Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”), and (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of such Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”).

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”). The Fund may retain for investment all or a portion of its net “capital gain” (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for the Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” In 2016, the IRS issued notice and stated they would not address what constitutes a “security” for purposes of Qualifying Income. In addition, the IRS requested comments as to whether the 2006 Revenue Rulings should be withdrawn. Accordingly, the Fund’s ability to invest in commodity related derivative transactions and other derivative transactions may be limited by the Qualifying Income Requirement. The Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.

Under recent legislation, the transferee of a partnership interest generally is required to withhold 10% of the amount realized on the sale or exchange of a partnership interest after December 31, 2017, unless the transferor certifies it is not a foreign person. However, the IRS has delayed this withholding requirement with respect to publicly traded partnerships. It is unclear when and how this withholding requirement will go into effect.

For purposes of the Qualifying Income Requirement described above, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. Income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, the Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a flat tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders, and either (i) the 20% long-term capital gains tax rate for non-corporate shareholders with taxable income in excess of $425,800 ($479,000 if married and filing jointly) or (ii) the 15% long-term capital gains tax rate (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. If the Fund fails to qualify as a RIC for a period of greater than two taxable years, the Fund generally would be required to recognize any built-in gains with respect to certain of its assets upon a sale of such assets within ten years of qualifying as a RIC in a subsequent year.

EXCISE TAX. If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may, in certain circumstances, be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when an investment adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances, if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. For losses arising from tax years beginning before December 22, 2010, the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For capital losses realized with respect to tax years of the Fund beginning after December 22, 2010, the Fund may carry capital losses forward indefinitely. For capital losses realized in taxable years beginning after December 22, 2010, the excess of the Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.

MLPs. The Fund may invest in master limited partnerships which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Requirement, but the Fund’s investment in one or more of such qualified publicly traded partnerships is limited to no more than 25% of the value of the Fund’s assets and must otherwise satisfy the Diversification Requirement. In addition, as discussed above, new tax legislation imposes a 10% withholding tax on the sale or exchange of a partnership interest for transfers after December 31, 2017. However, the IRS has delayed this withholding requirement with respect to publicly traded partnerships. It is unclear when and how this withholding requirement will go into effect.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. The Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include the OID, in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes if the securities are characterized as equity for federal income tax purposes.

A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Under recently enacted legislation, for tax years beginning after December 31, 2018, the Fund may be required to include in income certain fees that are treated as OID and required to be included in income for financial statement purposes when received (rather than when accrued into income under current law). It is unclear whether this provision applies to market discount as well.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payments in cash on such securities during the year.

The Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents, through borrowing the amounts required to be distributed. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election,” will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and, thus, increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by the Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest. Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

SWAPS AND DERIVATIVES. As a result of entering into swap or derivative agreements, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss. The Fund’s transactions in swaps or other derivatives may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sales, wash sales and short sale rules). These rules may affect whether gains or losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while the Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the IRC in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in swap agreements and certain derivatives.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or other such contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60- day period is the Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. The Fund may be impacted in certain circumstances by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares. To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Under proposed regulations, a PFIC is required to distribute income in order for the income to constitute Qualifying Income. Accordingly, the Fund’s ability to invest in PFICs may be limited by the Qualifying Income requirement. The Fund will account for any investments in PFICs in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax. In addition, a shareholder of the Fund may lose the ability to use foreign tax credits passed through by the Fund if the Fund’s shares are loaned pursuant to a securities lending agreement.

REITs. The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of such RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities. See “Tax-Exempt Shareholders.”

Pursuant to proposed regulations on which the Funds may rely, distributions by a Fund to its shareholders that a Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from the REITs it holds, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Funds are permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

DISTRIBUTIONS. Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return except in the case of certain tax-exempt shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain, assuming the shareholder holds his or her shares as a capital asset. A return of capital is not taxable, but reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of the Fund’s shares. Distributions are taxable whether shareholders receive them in cash or receive them in additional shares.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Non-corporate shareholders of the Fund may be eligible for the long-term capital gain tax rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders. The long-term capital gains tax rate is 20% for non-corporate shareholders with taxable income in excess of $425,800 ($479,000 if married and filing jointly) and 15% (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gains tax rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction with respect to the Fund’s distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. If the Fund’s shares are loaned pursuant to a securities lending agreement, dividends paid while the shares are held by the borrower may not be qualified dividend income and may not qualify for the dividends received deduction.

Under current law, a 3.8% Medicare contribution tax applies to net investment income including interest (excluding, tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisers for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares of the Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges shares of the Fund within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax- exempt interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (applied as described above) will apply to gains from the sale or exchange of shares of the Fund.

BACKUP WITHHOLDING. The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to “backup withholding,” or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisers as to the state and local tax rules affecting investments in the Fund.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Instead, distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 37% in the case of individuals and 21% in the case of corporations) and the non-U.S. shareholders will be subject to the federal income tax reporting requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund, or on capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (“USRPIs”), as described below.

Under current law, if the Fund is considered to be a “United States Real Property Holding Corporation” (as defined in the IRC and Treasury Regulations), then distributions attributable to certain underlying REIT investments and redemption proceeds paid to a non-U.S. shareholder that owns at least 5% of the Fund, generally will cause the non-U.S. shareholder to treat such gain or distribution as income effectively connected with a trade or business in the United States, subject such gain or distribution to withholding tax, and cause the non-U.S. shareholder to be required to file a federal income tax return. In addition, in any year where at least 50% of the Fund’s assets are USRPIs (as defined in the IRC and Treasury Regulations), distributions of the Fund that are attributable to gains from the sale or exchange of shares in USRPIs may be subject to U.S. withholding tax (regardless of such shareholder’s percentage interest in the Fund) and may require the non-U.S. shareholder to file a U.S. federal income tax return in order to receive a refund (if any) of the withheld amount.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax generally is imposed on payments of interest and dividends to (i) foreign financial institutions including non-U.S. investment funds and (ii) certain other foreign entities, unless the foreign financial institution or foreign entity provides the withholding agent with documentation sufficient to show that it is compliant with FATCA (generally by providing the Fund with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable). If the payment is subject to the 30% withholding tax under FATCA, a non-U.S. shareholder will not be subject to the 30% withholding tax described above on the same income. Under proposed regulations, FATCA withholding on the gross proceeds of share redemptions and certain capital gain distributions, scheduled to take effect beginning January 1, 2019, has been eliminated.  Such proposed regulations are subject to change.

Shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS. A shareholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund as a result of the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of the Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax-exempt shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

TAX BASIS INFORMATION. For shares of the Fund that are redeemed, your financial intermediary or the Fund (if a shareholder holds the shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to a shareholder on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Fund’s shares purchased after January 1, 2012 unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designated SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals that are made.

A shareholder’s financial intermediary or the Fund (if a shareholder holds the shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Shareholders are urged and advised to consult their own tax advisers with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

This summary is provided for general information only and should not be considered tax advice or relied on by an investor.

FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, you can obtain a copy of financial statements contained in the Fund’s Annual or Semi-Annual Report. Copies of the Annual Report may be obtained without charge, upon request, by writing to the Trust at 4400 Computer Drive, Westborough, MA 01581-1722 or calling Shareholder Services at (PHONE).

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  An adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund.  In that event, an adviser will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default or impairment.  Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility.  Credit ratings are not statements of current or historical fact.  Credit ratings do not constitute or provide investment or financial advice, and credit ratings are not and do not provide recommendations to purchase, sell, or hold particular securities.  Credit ratings do not comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings with the expectation and understanding that each investor will, with due care, make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings relating to issuers provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign, financial, bank, insurance,  and public finance entities (including supranational and sub-national) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Appendix A-1

Short-Term Credit Ratings

Moody’s

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long term ratings.

Dual ratings may be assigned to debt issues that have a put option or demand feature, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

Appendix A-2

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Appendix A-3

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” —   High short-term default risk.  This designation indicates that default is a real possibility.

“RD” —  Restricted default.  This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” — Default.  This designation indicates a broad-based default event for an entity, or the default of a short-term obligation.

Long-Term Credit Ratings

Moody’s

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Appendix A-4

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a (“hyb”) indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

●	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

●	Nature of and provisions of the obligation, and the promise S&P imputes.

●

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

Appendix A-5

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are higher rated.

“D” - An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’  if it is subject to a distressed exchange offer.

Appendix A-6

“NR” - This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“Local Currency and Foreign Currency Ratings” - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

“AAA” — Highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Appendix A-7

“BBB” — Good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Speculative.  “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” — Substantial credit risk.  “CCC” ratings indicate that default is a real possibility.

“CC” — Very high levels of credit risk.  “CC” ratings indicate default of some kind appears probable.

“C” — Near Default.  “C” ratings indicate default or default like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or their agent of a distressed debt exchange; or

d.

             a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch Rating’s opinion has experienced:

a.	an uncured payment default on a bond, loan or other material financial obligation but

b.	has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

Appendix A-8

c.	has not otherwise ceased business. This would include:

i.	the selective payment default on a specific class or currency of debt;

ii.

             the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.

             the extension of multiple waivers or forbearance periods upon a payment default on one or  more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

“D” — Default.  “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:  The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category, or generally to categories below “B.”

Specific limitations relevant to the issuer credit rating scale include:

●	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

●	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

●	The ratings do not opine on the liquidity of the issuer’s securities or stock.

●	The ratings do not opine on the possible loss severity on an obligation should an issuer default, except in the following cases:

○	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance or covered bonds.

Appendix A-9

○

In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

●	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

●	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations (U.S. municipal bond anticipation notes of up to three years maturity) that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”.  In addition, those short-

term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale.

Appendix A-10

“VMIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Appendix A-11

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

Appendix A-12

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES SUMMARY

Note: The disclosure requirement under Item 17(f) is to describe the policies and procedures the Fund uses to vote proxies or to attach the policies and procedures of the adviser or any third party as attachment to the SAI. In particular, how conflicts are mitigated.

PROXY VOTING POLICY

PROXY VOTING

Gryphon International as a matter of policy and where applicable as a fiduciary to its clients has responsibility for voting proxies for portfolio securities consistent with the best economic interests of clients. Written policies and procedures as to the handling, research, voting and reporting of proxy voting are maintained. Disclosure about the firm’s proxy policies and practices is made to all clients at time of completing contractual documentation or fund subscription or adoption agreements and is available upon request.

It is Gryphon International’s policy and practice to monitor corporate actions in relation to portfolio securities further to information received from client custodians, portfolio companies, and/or appointed proxy service agents or other third parties.

All material matters concerning portfolio holdings are reviewed by members of Gryphon International’s investment team, including environmental, social and corporate governance (“ESG”) issues, and we seek to engage company management for additional information as applicable or determined necessary.

Gryphon International currently utilizes the services of Glass Lewis & Co. to receive ballots for voting, to vote client proxies, and for research and voting recommendations in relation to company meetings and agenda items. Notwithstanding the services provided by Glass Lewis & Co., Gryphon International retains voting authority at all times, and independently reviews each agenda item to be voted on to ensure it is acting in clients’ best interests.

Potential conflicts of interest must be disclosed to clients. Reports of proxy voting activity, and Gryphon International’s policy and procedures are available to clients upon request.

Required records supporting Gryphon International’s proxy voting, including information supporting voting decisions, are retained and maintained.

Generally, Gryphon International will not deliver voting instructions in the event that doing so will impede the ability to transact in a security, e.g. blocking provisions apply.

Gryphon International’s obligation to vote client proxies and implement proxy voting policies and procedures arises from legislative requirements applicable to registered investment advisers in Canada and the U.S., and from contractual agreements with clients. Separate account clients may elect to retain authority to vote proxies for their account or to separately appoint agent(s) to vote their proxies.

Appendix B-1

Gryphon International’s officers are responsible for the implementation and monitoring of the firm’s proxy voting policy, practices, disclosures and record keeping; compliance staff, Portfolio Managers and other members of the investment team provide day-to-day administration.

Gryphon International reviews its proxy voting policy on an ongoing operational basis to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate.

Proxy Voting Procedures

●

Staff, client custodians, and third parties, as applicable are instructed to forward proxy materials received on behalf of clients to relevant agents and representatives of Gryphon International, i.e. to facilitate proxy voting;

●	Gryphon International will determine which client accounts hold the security to which the proxy relates;

●

Absent material conflicts, Gryphon International’s officers who are advising representatives, and/or the firm’s portfolio managers, will determine how Gryphon International should vote the proxy in accordance with applicable voting guidelines, and vote the proxy in a timely and appropriate manner.

●

Gryphon International will provide at least a summary of its proxy voting policy and procedures to clients as well as notice that clients may request information regarding how Gryphon International voted and may request a copy of these policies and procedures. A copy of Gryphon International’s proxy voting summary or policy will be furnished to each new client, and upon material amendment of the proxy voting policy.

Client Requests for Information

●	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to both Operations and Compliance staff.

●	Following receipt of any request, a written response will be provided (which response may be provided electronically).

Voting Guidelines

●

In the absence of specific voting guidelines from the client, Gryphon International will vote proxies in the best interests of each particular client.  Gryphon International’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Gryphon International’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

Appendix B-2

●

Gryphon International will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest or other information raising question as to the appropriateness of such voting.

●	Gryphon International will generally support proposals for best practices regarding corporate governance, especially matters affecting corporate structure and shareholder rights.

●

Gryphon International will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights. In addition, Gryphon International will ordinarily vote against any proposal which unreasonably dilutes the value of existing shares and/or reduces shareholder’s ability to respond to actions of the company.

●

In reviewing proposals Gryphon International will consider the opinion of management, as well as the effect on management and the issuer’s business practices, but most importantly impact on shareholder value.

●	Gryphon International will ordinarily not deliver voting instructions in the event that doing so will impede the ability to transact in a security, e.g. blocking provisions apply.

Conflicts of Interest

●

Gryphon International will identify any conflicts that exist between its interests and its staff members’ interests and those of its clients by reviewing the relationship of Gryphon International with the issuer of each security to determine if Gryphon International or any of its staff members has any financial, business or personal relationship with the issuer.

●

If a material conflict of interest exists, Gryphon International will determine whether it is appropriate to disclose the conflict to the affected clients to provide affected clients an opportunity to vote the proxies themselves, or to address the voting issue through other impartial objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

●	Gryphon International will maintain a record of the voting resolution where there is any conflict of interest.

Appendix B-3

Recordkeeping

Gryphon International will retain the following proxy records as required:

●	These policies and procedures and any amendments thereto;

●	Each proxy statement that Gryphon International receives; A record of each vote that Gryphon International casts;

●	Any document created that was material to making a decision how to vote proxies received, or that memorializes that decision; and

●	A copy of each written request from a client for information on how Gryphon International voted such client’s proxies, and a copy of any written response.

Appendix B-4

FUNDVANTAGE TRUST

PART C

OTHER INFORMATION

With respect to those series of FundVantage Trust registered under the Securities Act of 1933, as amended (the “1933 Act”) (currently all series except the Verplanck Balanced Fund):

Item 28.	Exhibits.

(a)(i)

Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement as filed with the Commission on May 18, 2012.

(a)(ii)	Certificate of Trust. Incorporated by reference to Registrant’s Initial Registration Statement as filed with the Commission on March 7, 2007.
(a)(iii)

Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust dated June 25, 2019. Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement as filed with the Commission on August 28, 2019.

(b)	By-Laws. Incorporated by reference to Post-Effective Amendment No. 169 to Registrant’s Registration Statement as filed with the Commission on August 28, 2017.
(c)

See, Articles 3, 7 and 8 of the Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement as filed with the Commission on May 18, 2012.

(d)(i)	[Reserved]
(d)(ii)

Investment Advisory Agreement with Lateef Investment Management, L.P. (“Lateef”) dated August 3, 2017. Incorporated by reference to Post-Effective Amendment No. 169 to Registrant’s Registration Statement as filed with the Commission on August 28, 2017.

(d)(iii)	[Reserved]
(d)(iv)

Investment Advisory Agreement with TOBAM dated August 17, 2016. Incorporated by reference to Post-Effective Amendment No. 140 to Registrant’s Registration Statement as filed with the Commission on September 28, 2016.

(d)(v)	[Reserved]
(d)(vi)	[Reserved]
(d)(vii)

Investment Advisory Agreement with Private Capital Management, LLC (“Private Capital”) dated October 28, 2013. Incorporated by reference to Post-Effective Amendment No. 95 to Registrant’s Registration Statement as filed with the Commission on March 19, 2014.

(d)(viii)	[Reserved]
(d)(ix)	(A)

Investment Advisory Agreement with the Asset Management Group of Bank of Hawaii (“AMG of BOH”) dated June 25, 2010. Incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement as filed with the Commission on July 1, 2010.

	(B)	Amended and Restated Schedules A and B to the Investment Advisory Agreement with AMG of BOH dated May16, 2018 as filed with the Commission on May 16, 2018.
(d)(x)	(A)

Investment Advisory Agreement with Polen Capital Management, LLC (“Polen”) dated October 19, 2012. Incorporated by reference to Post-Effective Amendment No. 77 to Registrant’s Registration Statement as filed with the Commission on August 28, 2013.

(B)

Amended and Restated Schedules A and B to the Investment Advisory Agreement with Polen for Polen International Small Company Growth Fund dated December 28, 2018.  Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.

(d)(xi)	(A)

Investment Advisory Agreement with DuPont Capital Management Corporation (“DuPont Capital”) dated August 9, 2010. Incorporated by reference to Post-Effective Amendment No. 49 to Registrant’s Registration Statement as filed with the Commission on June 15, 2011.

(B)

Amended and Restated Schedules A and B to the Investment Advisory Agreement with DuPont Capital dated September 26, 2013. Incorporated by reference to Post-Effective Amendment No. 95 to Registrant’s Registration Statement as filed with the Commission on March 19, 2014.

(d)(xii)	(A)	Investment Advisory Agreement with Gotham Asset Management, LLC (“Gotham”) dated November 2, 2010. Incorporated by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement as filed with the Commission on November 3, 2010.
	(B)	Amended and Restated Schedules A and B to the Investment Advisory Agreement with Gotham dated December 28, 2018. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(d)(xiii)	[Reserved]
(d)(xiv)	[Reserved]
(d)(xv)	Investment Advisory Agreement with Equity Investment Corporation (“EIC”) dated January 10, 2017. Incorporated by reference to Post-Effective Amendment No. 169 to Registrant’s Registration Statement as filed with the Commission on August 28, 2017.
(d)(xvi)	Investment Advisory Agreement with Arabesque Asset Management Ltd (“Arabesque”) for the Arabesque Systematic USA Fund and the Arabesque Systematic Fund (formerly, Arabesque Systematic International Fund) dated April 27, 2017. Incorporated by reference to Post-Effective Amendment No. 177 to Registrant’s Registration Statement as filed with the Commission on December 1, 2017.
(d)(xvii)	[Reserved]
(d)(xviii)	Investment Advisory Agreement with EquityCompass Investment Management, LLC (“EquityCompass”) dated September 26, 2013. Incorporated by reference to Post-Effective Amendment No. 95 to Registrant’s Registration Statement as filed with the Commission on March 19, 2014.
(d)(xix)	[Reserved]
(d)(xx)	[Reserved]
(d)(xxi)	[Reserved]
(d)(xxii)	Investment Advisory Agreement with Mount Lucas Management LP (“Mount Lucas”) dated March 19, 2014. Incorporated by reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement as filed with the Commission on May 15, 2014.
(d)(xxiii)	[Reserved]
(d)(xxiv)	Investment Advisory Agreement with Sirios Capital Management L.P (“Sirios”) dated April 30, 2018. Incorporated by reference to Post-Effective Amendment No. 190 to Registrant’s Registration Statement as filed with the Commission on May 16, 2018.
(d)(xxv)	Investment Advisory Agreement with Gryphon International Investment Corporation (“Gryphon International”) is filed herewith.
(d)(xxvi)	Form of Investment Advisory Agreement with Catenary Alternatives Asset Management, LLC (“CAAM”). Incorporated by reference to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement as filed with the Commission on August 16, 2019.
(e)(i)	Underwriting Agreement with Foreside Funds Distributors LLC (“Foreside”) dated April 1, 2012. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement as filed with the Commission on April 13, 2012.
(e)(ii)	Amendment to Underwriting Agreement with Foreside effective May 31, 2017. Incorporated by reference to Post-Effective Amendment No. 169 to Registrant’s Registration Statement as filed with the Commission on August 28, 2017.
(e)(iii)	First Amendment to Underwriting Agreement with Foreside dated August 1, 2017. Incorporated by reference to Post-Effective Amendment No. 169 to Registrant’s Registration Statement as filed with the Commission on August 28, 2017.
(e)(iv)	Second Amendment to Underwriting Agreement with Foreside dated September 29, 2017. Incorporated by reference to Post-Effective Amendment No. 181 to Registrant’s Registration Statement as filed with the Commission on January 29, 2018.
(e)(v)	Third Amendment to Underwriting Agreement with Foreside dated December 7, 2017. Incorporated by reference to Post-Effective Amendment No. 181 to Registrant’s Registration Statement as filed with the Commission on January 29, 2018.
(e)(vi)	Fourth Amendment to Underwriting Agreement with Foreside dated October 1, 2018. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.

(e)(vii)	Fifth Amendment to Underwriting Agreement with Foreside dated December 7, 2018. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(f)	Not applicable.
(g)(i)	(A)	Custody Agreement with The Bank of New York Mellon dated March 14, 2011. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
	(B)	Amended and Restated Schedule II to the Custody Agreement with The Bank of New York Mellon dated December 31, 2018. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(g)(ii)	Foreign Custody Manager Agreement with The Bank of New York Mellon dated March 14, 2011. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
(h)(i)	(A)	Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. dated October 30, 2018. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
	(B)	First Amendment to Transfer Agency and Shareholder Services Agreement dated December 31, 2018. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(ii)	(A)	Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) dated July 19, 2007. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement as filed with the Commission on July 27, 2007.
	(B)	Amended and Restated Exhibit A to the Administration and Accounting Services Agreement dated December 31, 2018. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
	(C)	Fair Value Services Amendment to the Administration and Accounting Services Agreement dated August 12, 2010. Incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement as filed with the Commission on August 30, 2010.
	(D)	Amendment to the Administration and Accounting Services Agreement dated December 2, 2010.
Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
	(E)	Amendment to the Administration and Accounting Services Agreement dated June 14, 2017. Incorporated by reference to Post-Effective Amendment No. 169 to Registrant’s Registration Statement as filed with the Commission on August 28, 2017.
(h)(iii)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Absolute 500 Core Fund dated September 30, 2016, as amended and restated January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(iv)	Amended and Restated Expense Limitation Agreement with Lateef dated August 30, 2010, as amended and restated August 31, 2019. Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement as filed with the Commission on August 28, 2019.
(h)(v)	Amended and Restated Expense Limitation/Reimbursement Agreement with Private Capital dated May 27, 2010, as amended and restated August 31, 2019. Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement as filed with the Commission on August 28, 2019.
(h)(vi)	Expense Limitation/Reimbursement Agreement with Polen for Polen International Small Company Growth Fund dated December 28, 2018. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(vii)	Amended and Restated Fee Waiver Agreement with AMG of BOH dated June 25, 2010, as amended and restated August 31, 2019. Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement, as filed with the Commission on August 28, 2019.
(h)(viii)	Amended and Restated Expense Limitation/Reimbursement Agreement with DuPont Capital for the DuPont Capital Emerging Markets Fund dated August 11, 2010, as amended and restated August 31, 2019. Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement as filed with the Commission on August 28, 2019.

(h)(ix)	Expense Limitation/Reimbursement Agreement with TOBAM for the TOBAM Emerging Markets Fund dated August 10, 2017, as amended and restated January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(x)	Amended and Restated Expense Limitation/Reimbursement Agreement with Polen for the Polen Growth Fund dated June 20, 2010, as amended and restated August 31, 2019 as filed with the Commission on August 28, 2019.
(h)(xi)	Amended and Restated Expense Limitation/Reimbursement Agreement with EIC dated April 21, 2011, as amended and restated August 31, 2019. Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement as filed with the Commission on August 28, 2019.
(h)(xii)	Amended and Restated Expense Limitation/Reimbursement Agreement with DuPont Capital for the DuPont Capital Emerging Markets Debt Fund dated September 23, 2013, as amended and restated August 31, 2019 Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement. as filed with the Commission on August 28, 2019.
(h)(xiii)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Large Value Fund (formerly, Gotham Institutional Value Fund) dated December 31, 2015, as amended and restated January 22, 2018, August 31, 2018 and January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xiv)	Amended and Restated Expense Limitation/Reimbursement Agreement with Polen for the Polen Global Growth Fund dated December 29, 2014, as amended and restated August 31, 2019. Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement as filed with the Commission on August 28, 2019.
(h)(xv)	Amended and Restated Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Absolute Return Fund dated August 28, 2012, as amended and restated February 13, 2014, September 1, 2016, December 8, 2016, January 22, 2018 and January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xvi)	Amended and Restated Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Enhanced Return Fund dated May 20, 2013, as amended and restated February 13, 2014, September 1, 2016, December 8, 2016, January 22, 2018 and January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xvii)	Amended and Restated Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Neutral Fund dated August 30, 2013, as amended and restated February 13, 2014, September 1, 2016, December 8, 2016, January 22, 2018 and January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xviii)	Expense Limitation/Reimbursement Agreement with Gotham for the Index Plus All-Cap Fund dated January 2, 2018. Incorporated by reference to Post-Effective Amendment No. 181 to Registrant’s Registration Statement as filed with the Commission on January 29, 2018.
(h)(xix)	Amended and Restated Expense Limitation/Reimbursement Agreement with EquityCompass for the Quality Dividend Fund dated September 26, 2013, as amended and restated August 31, 2019. Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement as filed with the Commission on August 28, 2019.
(h)(xx)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Hedged Plus Fund dated March 30, 2016, as amended and restated January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xxi)	[Reserved]
(h)(xxii)	Expense Limitation/Reimbursement Agreement with Mount Lucas for the Mount Lucas U.S. Focused Equity Fund dated March 19, 2014, as amended and restated August 31, 2019. Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement as filed with the Commission on August 28, 2019.
(h)(xxiii)	[Reserved]

(h)(xxiv)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Enhanced 500 Plus Fund (formerly, Gotham Enhanced 500 Core Fund) dated September 30, 2016, as amended and restated January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xxv)	Amended and Restated Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Absolute 500 Fund dated July 25, 2014, as amended and restated December 7, 2015, September 1, 2016, January 22, 2018 and January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xxvi)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Hedged Core Fund dated September 30, 2016, as amended and restated January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xxvii)	Amended and Restated Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Enhanced 500 Fund dated December 31, 2014, as amended and restated December 7, 2015, September 1, 2016, January 22, 2018 and January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xxviii)	Amended and Restated Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Total Return Fund dated March 30, 2015, as amended and restated June 1, 2015, December 8, 2016, November 1, 2017 and January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xxix)	Amended and Restated Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Index Plus Fund dated March 30, 2015, as amended and restated December 7, 2015, March 31, 2016, November 1, 2017, January 22, 2018 and January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xxx)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Enhanced S&P 500 Index Fund dated December 30, 2016, as amended and restated January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xxxi)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Enhanced Index Plus Fund (formerly, Gotham Index Core Fund) dated September 30, 2016, as amended and restated January 22, 2018, March 1, 2018 and January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xxxii)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Neutral 500 Fund dated September 30, 2016, as amended and restated January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xxxiii)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Defensive Long Fund dated September 30, 2016, as amended and restated January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xxxiv)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Defensive Long 500 Fund dated September 30, 2016, as amended and restated January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xxxv)	Form of Expense Limitation/Reimbursement Agreement with Gotham for the Gotham ESG Large Value Fund. Incorporated by reference to Post-Effective Amendment No. 201 to Registrant’s Registration Statement as filed with the Commission on December 24, 2018 as Exhibit (h)(xlv).
(h)(xxxvi)	[Reserved]
(h)(xxxvii)

Expense Limitation/Reimbursement Agreement with Arabesque for Arabesque Systematic USA Fund dated April 27, 2017, as amended and restated August 24, 2018 and January 28, 2019.

Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.

(h)(xxxviii)	Expense Limitation/Reimbursement Agreement with Arabesque for Arabesque Systematic Fund (formerly, Arabesque Systematic International Fund) dated April 27, 2017, as amended and restated August 24, 2018 and January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xxxix)	Amended and Restated Expense Limitation/Reimbursement Agreement with Polen for Polen International Growth Fund dated December 30, 2016, as amended and restated August 31, 2019. Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement as filed with the Commission on August 28, 2019.
(h)(xl)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Short Strategies Fund dated August 1, 2017, as amended and restated January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xli)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Master Index Plus Fund (formerly, Gotham Master Long Fund) dated May 1, 2017, as amended and restated January 22, 2018 and January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xlii)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Master Neutral Fund dated May 1, 2017, as amended and restated January 28, 2019. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(h)(xliii)	Amended and Restated Expense Limitation/Reimbursement Agreement with Polen for Polen U.S. Small Company Growth Fund dated October 31, 2017, as amended and restated August 31, 2019. Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement as filed with the Commission on August 28, 2019.
(h)(xliv)	Expense Limitation/Reimbursement Agreement with Sirios for the Sirios Long/Short Fund dated April 30, 2018. Incorporated by reference to Post-Effective Amendment No. 190 to Registrant’s Registration Statement as filed with the Commission on May 16, 2018.
(h)(xlv)	Expense Limitation/Reimbursement Agreement with Gryphon International for the Gryphon International Equity Fund is filed herewith.
(h)(xlvi)	Form of Expense Limitation/Reimbursement Agreement with CAAM for the Catenary V-Alternative Fund. Incorporated by reference to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement as filed with the Commission on August 16, 2019.
(i)	None.
(j)(i)	None.
(j)(ii)	None.
(k)	Not applicable.
(l)	Initial Capital Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement as filed with the Commission on July 27, 2007.
(m)(i)	[Reserved]
(m)(ii)	12b-1 Plan for the Lateef Fund. Incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement as filed with the Commission on August 6, 2007.
(m)(iii)	Form of Selling and/or Services Agreement related to Rule 12b-1 Plans. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
(m)(iv)	[Reserved]
(m)(v)	12b-1 Plan for the Private Capital Management Value Fund. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
(m)(vi)	[Reserved]
(m)(vii)	12b-1 Plan for the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund and Polen U.S. Small Company Growth Fund. Incorporated by reference to Post-Effective Amendment No. 171 to Registrant’s Registration Statement as filed with the Commission on September 29, 2017.
(m)(viii)	12b-1 Plan for TOBAM Emerging Markets Fund. Incorporated by reference to Post-Effective Amendment No. 133 to Registrant’s Registration Statement as filed with the Commission on July 1, 2016.

(m)(ix)	[Reserved]
(m)(x)	12b-1 Plan for EIC Value Fund. Incorporated by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement as filed with the Commission on April 21, 2011.
(m)(xi)	12b-1 Plan for Quality Dividend Fund. Incorporated by reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement as filed with the Commission on June 27, 2013.
(m)(xii)	[Reserved]
(m)(xiii)	[Reserved]
(m)(xiv)	[Reserved]
(m)(xv)	12b-1 Plan for Arabesque Systematic USA Fund and Arabesque Systematic Fund (formerly, Arabesque Systematic International Fund). Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement as filed with the Commission on January 30, 2017.
(m)(xvi)	12b-1 Plan for the Gotham Index Plus Fund and Gotham Total Return Fund. Incorporated by reference to Post-Effective Amendment No. 181 to Registrant’s Registration Statement as filed with the Commission on January 29, 2018.
(m)(xviii)	12b-1 Plan for the Sirios Long/Short Fund dated April 25, 2018. Incorporated by reference to Post-Effective Amendment No. 190 to Registrant’s Registration Statement as filed with the Commission on May 16, 2018.
(m)(xix)	12b-1 Plan for Pacific Capital U.S. Government Money Market Fund dated March 14, 2018. Incorporated by reference to Post-Effective Amendment No. 190 to Registrant’s Registration Statement as filed with the Commission on May 16, 2018.
(m)(xx)	12b-1 Plan for Gryphon International Equity Fund dated December 3, 2018. Incorporated by reference to Post-Effective Amendment No. 208 to Registrant’s Registration Statement as filed with the Commission on April 17, 2019.
(m)(xxi)	12b-1 Plan for Catenary V-Alternative Fund dated June 25, 2019. Incorporated by reference to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement as filed with the Commission on August 16, 2019.
(n)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 196 to Registrant’s Registration Statement as filed with the Commission on August 28, 2018.
(o)	[Reserved]
(p)(i)	Code of Ethics of the Registrant. Incorporated by reference to Post-Effective Amendment No. 196 to Registrant’s Registration Statement as filed with the Commission on August 28, 2018.
(p)(ii)	Code of Ethics of Gryphon International. Incorporated by reference to Post-Effective Amendment No. 209 to Registrant’s Registration Statement as filed with the Commission on June 28, 2019.
(p)(iii)	Code of Ethics of CAAM. Incorporated by reference to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement as filed with the Commission on August 16, 2019.
(p)(iv)	Code of Ethics of Lateef. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(p)(v)	Code of Ethics of TOBAM. Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement as filed with the Commission on August 28, 2019.
(p)(vi)	[Reserved]
(p)(vii)	[Reserved]
(p)(viii)	[Reserved]
(p)(ix)	Code of Ethics of Private Capital. Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement as filed with the Commission on August 28, 2019.
(p)(x)	[Reserved]
(p)(xi)	Code of Ethics of AMG of BOH. Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement as filed with the Commission on August 28, 2019.
(p)(xii)	[Reserved]
(p)(xiii)	Code of Ethics of Polen. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(p)(xiv)	Code of Ethics of DuPont. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.

(p)(xv)	Code of Ethics of Gotham Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement. as filed with the Commission on August 28, 2019.
(p)(xvi)	[Reserved]
(p)(xvii)	Code of Ethics of EIC. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.
(p)(xviii)	[Reserved]
(p)(xix)	Code of Ethics of EquityCompass. Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement as filed with the Commission on August 28, 2019.
(p)(xx)	[Reserved]
(p)(xxi)	[Reserved]
(p)(xxii)	[Reserved]
(p)(xxiii)	Code of Ethics of Mount Lucas. Incorporated by reference to Post-Effective Amendment No. 196 to Registrant’s Registration Statement as filed with the Commission on August 28, 2018.
(p)(xxiv)	[Reserved]
(p)(xxv)	[Reserved]
(p)(xxvi)	[Reserved]
(p)(xxvii)	Code of Ethics of Arabesque. Incorporated by reference to Post-Effective Amendment No. 169 to Registrant’s Registration Statement as filed with the Commission on August 28, 2017.
(p)(xxviii)	Code of Ethics of Sirios. Incorporated by reference to Post-Effective Amendment No. 213 to Registrant’s Registration Statement as filed with the Commission on August 28, 2019.
(q)(i)	Powers of Attorney for Robert J. Christian, Iqbal Mansur, Nancy B. Wolcott and Stephen M. Wynne. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the SEC on December 13, 2013.
(q)(ii)	Power of Attorney for Nicholas M. Marsini, Jr. Incorporated by reference to Post-Effective Amendment No. 133 to Registrant’s Registration Statement as filed with the Commission on July 1, 2016.

Item 29. Persons Controlled by or Under Common Control with the Registrant.

None.

Item 30. Indemnification.

The Registrant’s Agreement and Declaration of Trust (the “Agreement”) and by-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or distributor of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets may indemnify and hold harmless each trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee’s performance of his or her duties as a trustee or officer of the Registrant; provided that the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See Article 5 and 9 of the Agreement which has been incorporated by reference as Exhibit 28(a)(i) and the Registrant’s By-Laws which have been incorporated by reference as Exhibit 28(b).)

Each Investment Advisory Agreement with Lateef, Private Capital, AMG of BOH, Polen, DuPont Capital, Gotham, EIC, EquityCompass, Mount Lucas, TOBAM, Arabesque, Sirios, and Gryphon International provides, among other things, that an investment adviser shall not be liable for any loss suffered by the Registrant with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify an investment adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the investment adviser. (See Investment Advisory Agreements which have been incorporated by reference as Exhibits 28(d)(ii), 28(d)(iv), 28(d)(vii), 28(d)(ix)-(xii), 28(d)(xv-xvi), 28(d)(xviii), 28(d)(xxii)-(xxiv), 28(d)(xxv)).

The Underwriting Agreement with Foreside Funds Distributors LLC (the “Underwriter”) provides, among other things, that the Registrant will indemnify, defend and hold harmless the Underwriter and its affiliates and their respective directors, trustees, officers, agents and employees from all claims, suits, actions, damages, losses, liabilities, obligations, costs and reasonable expenses (including attorneys’ fees and court costs, travel costs and other reasonable out-of-pocket costs related to dispute resolution) arising directly or indirectly from (a) any action or omission to act by any prior service provider of the Registrant, and (b) any action taken or omitted to be taken by the Underwriter in connection with the provision of services to the Registrant except that the Underwriter shall be liable for any damages arising out of its failure to perform its duties under the agreement to the extent such damages arise out of the Underwriter’s willful misfeasance, bad faith, negligence or reckless disregard of such duties. (See the Underwriting Agreement which has been incorporated by reference as Exhibits 28(e)(i)-(vii)).

 Item 31. Business and Other Connections of Investment Advisers.

Lateef is a registered investment adviser located at 1000 Fourth Street, Suite 800, San Rafael, California 94901. The general partner, limited partners, officers and directors of Lateef are provided on Lateef’s most recently filed Schedule A of Form ADV (IARD No. 107049), which is incorporated herein by reference. The partners, directors and officers of Lateef are not engaged in any other business, profession, vocation or employment of a substantial nature.

Private Capital is a registered investment adviser located at 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108. The officers of Private Capital are provided on Private Capital’s most recently filed Schedule A of Form ADV (IARD No. 104672), which is incorporated herein by reference. Set forth below are the names and businesses of certain officers of Private Capital who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with Private Capital	Other Substantial Business Activities
Charles D. Atkins	President, Chief Compliance Officer and General Counsel	General Counsel of Carnes Capital Corporation, 8889 Pelican Bay Blvd., Suite 500, Naples, FL 34108-7512
David G. Joyce	Chief Operating Officer and Chief Financial Officer	Director of Carnes Capital Corporation, 8889 Pelican Bay Blvd., Suite 500, Naples, FL 34108-7512

AMG of BOH is a registered investment adviser located at 130 Merchant Street, Suite 370, Honolulu, Hawaii 96813. The members and officers of AMG of BOH are provided on AMG of BOH’s most recently filed Schedule A of Form ADV (IARD No. 112324), which is incorporated herein by reference. The members, directors and officers of AMG are not engaged in any other business, profession, vocation or employment of a substantial nature.

Polen is a registered investment adviser located at 1825 NW Corporate Blvd., Suite 300, Boca Raton, Florida 33431. The directors and officers of Polen are provided on Polen’s most recently filed Schedule A of Form ADV (IARD No. 106093), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of Polen who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with Polen	Other Substantial Business Activities
Stanley C. Moss	Chief Executive Officer	Chairman and Director, Polen Capital Investment Funds plc
Brian D. Goldberg	Chief Compliance Officer	Director, Polen Capital Investment Funds plc.

DuPont Capital is a registered investment adviser located at Delaware Corporate Center, One Righter Parkway, Suite 3200, Wilmington, Delaware 19803. The directors and officers of DuPont Capital are provided on DuPont Capital’s most recently filed Schedule A of Form ADV (IARD No. 107145), which is incorporated herein by reference. Certain directors and officers of DuPont Capital have roles and responsibilities respecting DuPont Capital’s parent company, E.I. du Pont de Nemours and Company or its affiliates. The directors and officers of DuPont Capital are not engaged in any other business, profession, vocation or employment of a substantial nature.

Gotham is a registered investment adviser located at 535 Madison Avenue, 30th Floor, New York, New York 10022. The members, directors and officers of Gotham are provided on Gotham’s most recently filed Schedule A of Form ADV (IARD No. 149335), which is incorporated herein by reference.

Name	Position with Gotham	Other Substantial Business Activities
Joel Greenblatt	Managing Principal and Co-Chief Investment Officer	Director, Pzena Investment Management, Inc. 120 West 45th Street 20th Floor New York, NY 10036; Adjunct Professor, Columbia Business School
Robert Goldstein	Managing Principal and Co-Chief Investment Officer	Trustee, Museum of the City of New York; Managing Member, Sweet Defeat, LLC

EIC is a registered investment adviser located at 1776 Peachtree Street NW, Suite 600S, Atlanta, Georgia 30309. The members and officers of EIC are provided on EIC’s most recently filed Schedule A of Form ADV (IARD No. 283930), which is incorporated herein by reference. The members, directors and officers of EIC are not engaged in any other business, profession, vocation or employment of a substantial nature.

EquityCompass is a registered investment adviser located at 1 South Street, 16th Floor, Baltimore, MD 21202. The members, directors and officers of EquityCompass are provided on EquityCompass’ most recently filed Schedule A of Form ADV (IARD No. 145420), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of EquityCompass who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with EquityCompass	Other Substantial Business Activities
Elizabeth A. Watkins	Chief Compliance Officer	Chief Compliance Officer, Ziegler Capital Management, LLC, Washington Crossing Advisers, LLC
Scott A. Roberts	President and Director	President, Ziegler Capital Management, LLC, Washington Crossing Advisers, LLC
Michael Chien	Chief Legal Officer	Chief Legal Officer, Ziegler Capital Management, LLC, Washington Crossing Advisers, LLC. Deputy General Counsel Stifel Financial Corp.
Renee Ansbro	Chief Financial Officer	Chief Financial Officer, Ziegler Capital Management, LLC, Washington Crossing Advisers, LLC

Mount Lucas is a registered investment adviser located at 405 South State Street, Newtown, PA 18940. The members, directors and officers of Mount Lucas are provided on Mount Lucas’ most recently filed Schedule A of Form ADV (IARD No. 108255), which is incorporated herein by reference. The partners, directors and officers of Mount Lucas are not engaged in any other business, profession, vocation or employment of a substantial nature.

Sirios is a registered investment adviser located at One International Place, Boston, Massachusetts 02110. The partners, directors and officers of Sirios, which are required to be provided on Sirios’ most recently filed Schedule A of Form ADV (IARD No. 160580) are set forth therein, which is incorporated herein by reference. The officers of Sirios are not engaged in any other business, profession, vocation or employment of a substantial nature.

TOBAM is a registered investment adviser, located at 49-53, Avenue des Champs-Elysées, 75008 Paris, France. The members, directors and officers of TOBAM are provided on TOBAM’s most recently filed Schedule A of Form ADV (IARD No. 157107), which is incorporated herein by reference. Set forth below are the names and other substantial business activity of each director, officer or partner of TOBAM who is or has been engaged within the last two fiscal years, for his or her own account or in the capacity of director, officer, employee, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature.

Name	Position with TOBAM	Other Substantial Business Activities
Yves Choueifaty	CEO

President of Wenow, a French start-up that designs and develops connected objects to reduce the impact of vehicles on the climate (see www.wenow.com); Chairman, MDP SICAV (TOBAM Luxembourg SICAV); Board Member, TOBAM NORTH AMERICA (TNA is a 100% subsidiary of TOBAM); President, THC, TOBEMP, TOBANEXT, CHOHOL (holding of TOBAM)

David Bellaiche	COO	Board Member, MDP SICAV (TOBAM Luxembourg SICAV); Board Member, TOBAM NORTH AMERICA (TNA is a 100% subsidiary of TOBAM)
Christophe Roehri	Head of Business Development	Board Member, TOBAM NORTH AMERICA (TNA is a 100% subsidiary of TOBAM)

Arabesque is a registered investment adviser located at 43 Grosvenor Street, London W1K 3HL, UK. The members, directors and officers of Arabesque are provided on Arabesque’s most recently filed Schedule A of Form ADV (IARD No. 282729), which is incorporated herein by reference. Set forth below are the names and other substantial business activity of each director, officer or partner of Arabesque who is or has been engaged within the last two fiscal years, for his or her own account or in the capacity of director, officer, employee, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature.

Name	Position with Arabesque	Other Substantial Business Activities
Omar Selim	Chief Executive Officer	Partner, The Arabesque Partnership LLP; Director, Arabesque Asset Management Holding Ltd.
Dominic Selwood	Chief Compliance Officer	Partner, The Arabesque Partnership LLP; Director, Arabesque Asset Management Holding Ltd.

Catenary Alternatives Asset Management, LLC (“CAAM”) is a registered investment adviser located at 1450 Brickell Avenue, Suite 3500, Miami, Florida 33131.  The officers of CAAM are provided on CAAM’s most recently filed Schedule A of Form ADV (IARD No. 164517) which is incorporated herein by reference.  Set forth below are the names and business of certain officers of Catenary who are also engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with CAAM	Other Substantial Business Activities
Eli A. Cohen	Principal, Chief Investment Officer	Principal and Head of Alternative Investments of GenTrust, LLC 1450 Brickell Avenue, Suite 3050,Miami, Florida 33131
James D. Besaw	Principal, Co-Chief Investment Officer	Principal and Chief Investment Officer of GenTrust, LLC 1450 Brickell Avenue, Suite 3050,Miami, Florida 33131
Zulay Hunter	Chief Compliance Officer	Chief Compliance Officer of GenTrust, LLC 1450 Brickell Avenue, Suite 3050,Miami, Florida 33131
Claire L. Rogan	Chief Financial Officer	Chief Financial Officer of GenTrust, LLC 1450 Brickell Avenue, Suite 3050,Miami, Florida 33131

Gryphon International Investment Corporation is a registered investment adviser located at 20 Bay Street, Suite 1905, Toronto, Ontario, Canada M5J 2N8. The owners, officers and directors of Gryphon International Investment Corporation are listed on Gryphon International Investment Corporation’s most recently filed Schedule A of Form ADV (CRD No. 123557), which is incorporated herein by reference. https://www.adviserinfo.sec.gov/IAPD/content/ViewForm/crd_iapd_stream_pdf.aspx?ORG_PK=123557

Name	Position with Gryphon International	Other Substantial Business Activities
Alexander H.M. Becks	Chairman & Director	Vice President Trading, Gryphon Capital Corporation
Ronald E. Kaulbach	Director

Director, Investment Cttee Member, Grace Dart Foundation ;Vice President Trading, Director Gryphon Capital Corporation; Chairman & Managing Partner, Director, Gryphon Investment Counsel Inc.; Director, Integra Capital Management Corporation

Lawrence V. McManus	President & Director	Vice President Trading, Gryphon Capital Corporation; Director, Link Investment Management Inc.
Robert T. Walsh	Director

President & Director, Gryphon Capital Corporation; President, Chief Executive Officer, Chief Investment Officer & Managing Partner, Director, Gryphon Investment Counsel Inc.; Director, Integra Capital Management Corporation

Item 32. Foreside Funds Distributors LLC

Item 32(a). Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended in addition to the Registrant:

1.	GuideStone Funds;
2.	Matthews International Funds (d/b/a Matthews Asia Funds);
3.	Motley Fool Funds, Series of The RBB Fund, Inc.;
4.	New Alternatives Fund;
5.	Old Westbury Funds, Inc.;
6.	The Torray Fund;
7.	Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC); and
8.	Versus Capital Real Assets Fund LLC.

Item 32(b). The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c). Not applicable.

Item 33. Locations of Accounts and Records.

All accounts and records are maintained by the Registrant, or on its behalf by the following entities:

1.	Insight, 200 Park Avenue, New York, NY 10166 (for certain records of the Insight Funds) (series liquidated on February 5, 2018);

2.	Lateef, 300 Drakes Landing Road, Suite 210, Greenbrae, California 94904 (for certain records of the Lateef Fund);

3.	Boston Advisors LLC, One Liberty Square, 10th Floor, Boston, Massachusetts 02109 (for certain records of the Boston Advisors Broad Allocation Strategy Fund) (series liquidated on December 18, 2014);

4.	Piedmont Investment Advisors, LLC, 300 West Morgan Street, Suite 1200 Durham, North Carolina 27701 (for certain records of the Corverus Strategic Equity Fund) (series liquidated on July 20, 2012);

5.	Seizert, 185 Oakland Ave., Suite 100, Birmingham, Michigan 48009 (for certain records of the WHV/Seizert Small Cap Equity Fund) (series liquidated on April 29, 2016);

6.	Private Capital, 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108 (for certain records of the Private Capital Management Value Fund);

7.	Estabrook, 900 Third Avenue, 10th Floor, New York, New York 10022 (for certain records of the Estabrook Fund) (series liquidated on January 31, 2018);

8.	AMG of BOH, 130 Merchant Street, Suite 370, Honolulu, Hawaii 96813 (for certain records of the Pacific Capital Funds and of the U.S. Government Money Market Fund);
9.	Polen, 1825 NW Corporate Blvd., Suite 300, Boca Raton, Florida 33431 (for certain records of the Polen Growth Fund, Polen Global Growth Fund, and Polen International Growth Fund);

10.	DuPont Capital, Delaware Corporate Center, One Righter Parkway, Suite 3200, Wilmington, Delaware 19803 (for certain records of the DuPont Capital Funds);

11.	Gotham, 535 Madison Avenue, 30th Floor, New York, New York (for certain records of the Formula Funds (series liquidated and/or merged with Gotham Funds) and Gotham Funds);

12.	Montibus Capital Management LLC, 805 SW Broadway, Suite 2400, Portland, Oregon 97205 (for certain records of the Montibus Small Cap Growth Fund) (series liquidated on August 24, 2015);

13.	Compak Asset Management, 8105 Irvine Center Drive, Suite 1100, Irvine, California 92618 (for certain records of the Compak Dynamic Asset Allocation Fund) (series liquidated on September 13, 2013);

14.	EIC, 1776 Peachtree Street NW, Suite 600S, Atlanta, Georgia 30309(for certain records of the EIC Value Fund);

15.	SNW Asset Management, LLC, 2001 Sixth Ave. Suite 2310, Seattle, Washington 98121(for certain records of the SNW Oregon Short-Term Tax-Exempt Bond Fund) (series liquidated on June 29, 2012);

16.	Heitman, 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606 (for certain records of the Heitman REIT Fund) (series liquidated on April 25, 2014);
17.	EquityCompass, 1 South Street, 16th Floor, Baltimore, MD 21202 (for certain records of the Quality Dividend Fund);

18.

BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.), Registrant’s administrator, transfer agent, dividend-paying agent and accounting services agent, 301 Bellevue Parkway, Wilmington, Delaware 19809;

19.	Sirios Capital Management, L.P., One International Place, Boston, Massachusetts 02110 (for certain records of the Sirios Focus Fund (series liquidated on October 30, 2015) and Sirios Long/Short Fund;

20.

BRAM, 450 Park Avenue, 32nd Floor, New York, NY 10022 (for certain records of the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund) (series liquidated on June 14, 2017);

21.	Mount Lucas, 1450, 405 South State Street, Newtown, PA 18940 (for certain records of the Mount Lucas U.S. Focused Equity Fund);

22.	SkyBridge, 527 Madison Avenue, 16th Floor, New York, NY 10022 (for certain records of the SkyBridge Dividend Value Fund);

23.

EAM Global, 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007 (for certain records of the WHV/EAM International Small Cap Equity Fund, and the WHV/EAM Emerging Markets Small Cap Equity Fund) (both series liquidated on March 31, 2016);

24.	Acuity, 60 Arch Street, 2nd Floor, Greenwich, CT 06830 (for certain records of the WHV/Acuity Tactical Credit Long/Short Fund);

25.	TOBAM, 49-53, Avenue des Champs-Elysées, 75008 Paris, France (for certain records of the TOBAM Emerging Markets Fund); and

26.	Arabesque, 68 Brook St, London W1K 5DZ, UK (for certain records of the Arabesque Systematic USA Fund and the Arabesque Systematic Fund (formerly, Arabesque Systematic International Fund), and
27.	Gryphon International, 20 Bay Street, Suite 1905, Toronto, Ontario M5J2N8 (for certain records of the Gryphon International Equity Fund)
28.	CAAM, 1450 Brickell Avenue, Suite 3500, Miami, Florida 33131 (for certain records of the Catenary V-Alternative Fund).

Item 34. Management Services.

There are no management-related service contracts not discussed in Parts A or B.

Item 35. Undertakings.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 214 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 214 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, State of Delaware on the 16th day of September, 2019.

FUNDVANTAGE TRUST

By:	/s/ Joel L. Weiss
Joel L. Weiss, President and CEO

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 214 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Robert J. Christian*	Trustee	September 16, 2019
Robert J. Christian

/s/ Iqbal Mansur*	Trustee	September 16, 2019
Iqbal Mansur

/s/ Nicholas M. Marsini, Jr.*	Trustee	September 16, 2019
Nicholas M. Marsini, Jr.

/s/ Nancy B. Wolcott*	Trustee	September 16, 2019
Nancy B. Wolcott

/s/ Stephen M. Wynne*	Trustee	September 16, 2019
Stephen M. Wynne

/s/ T. Richard Keyes	Treasurer and CFO	September 16, 2019
T. Richard Keyes

/s/ Joel L. Weiss	President and CEO	September 16, 2019
Joel L. Weiss

* By:	/s/ Joel L. Weiss
Joel L. Weiss
Attorney-in-Fact

 EXHIBIT INDEX

EXHIBIT
NO.	DESCRIPTION OF EXHIBIT
Item 28.	Exhibits.
(d)(xxv)	Investment Advisory Agreement with Gryphon International

(h)(xlv)	Expense Limitation/Reimbursement Agreement with Gryphon International for the Gryphon International Equity Fund